As filed with the Securities and Exchange Commission on July 12, 2004

Registration No. 333-114601

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☑ PRE-EFFECTIVE, AMENDMENT NO. 2
☐ POST-EFFECTIVE AMENDMENT NO.

TRIARC DEERFIELD INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

280 Park Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 451-3000

Brian L. Schorr
c/o Triarc Companies, Inc.
280 Park Avenue
New York, NY 10017
(Name and Address of Agent for Service)

Copies of information to:

Paul D. Ginsberg Steven R. Howard Raphael M. Russo Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019-6064 (212) 373-3000	Thomas J. Friedmann Craig S. Tyle Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022 (212) 848-8000

      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

      It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).
If appropriate, check the following box:
☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission acting pursuant to Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated July 12, 2004

Triarc Deerfield Investment Corporation

25,000,000 Shares

Common Stock

This is the initial public offering of Triarc Deerfield Investment Corporation, a Maryland corporation. We are a newly organized closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940.

Our investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. We will be managed by TDM Advisors LLC.

Because we are newly organized, our shares have no history of public trading. Our common stock has been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol “TDX.”

Investing in our common stock involves a high degree of risk. See “Risk Factors,” beginning on page 13.

Until we identify and invest in securities meeting our investment objectives, we will invest the proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt maturing in one year or less, which may produce returns that are less than the management fees we pay to our investment manager. Additionally, shares of closed-end investment companies frequently trade at a discount to their net asset value.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$500,000,000
Sales load(2)	$—	$—
Proceeds to us(3)	$20.00	$500,000,000

(1)	We have granted the underwriters an option to purchase up to 3,750,000 additional shares of our common stock at the public offering price to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total public offering price and total proceeds to us will be $575,000,000.
(2)	We will not pay a sales load in connection with this offering. Instead, our investment manager has agreed to pay a one-time fee to the underwriters upon the closing of the offering equal to 4.75% of the offering price, or $0.95 per share ($23,750,000, based on an offering of 25,000,000 shares, or $27,312,500 if the over-allotment option is exercised in full), as underwriting compensation.
(3)	We will not pay expenses in connection with this offering. Instead, our investment manager has agreed to pay the expenses incurred by us in connection with this offering (which we estimate to be approximately $1,670,125).

The underwriters will reserve up to [ ] shares of our common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to our investment manager.

Deutsche Bank Securities	Banc of America Securities LLC

The date of this prospectus is , 2004.

      You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock. During the prospectus delivery period, to the extent required by law, we will update the information in this prospectus to reflect any material changes.

      Until              , 2004 (25 days after the date of this prospectus), all dealers that effect transactions in our common stock may be required, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

i

PROSPECTUS SUMMARY

      This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Triarc Deerfield Investment” refer to Triarc Deerfield Investment Corporation; “TDM” and “investment manager” refer to TDM Advisors LLC; “Triarc” refers to Triarc Companies, Inc.; and “Deerfield” refers to Deerfield Capital Management LLC.

Triarc Deerfield Investment Corporation

      Triarc Deerfield Investment Corporation is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986. See “Material U.S. Federal Income Tax Considerations.”

      Although we anticipate that most of the investments in our portfolio are likely to be in long-term subordinated loans with related warrants, options or other securities with equity characteristics, referred to as mezzanine investments, and senior secured loans to U.S. middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, high-yield bonds and other debt and equity securities. Many of our investments will be based on privately negotiated terms and conditions. We expect that our investments will generally range between $10 million and $50 million each, although this investment size may vary. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues of approximately $25 million to $1 billion.

      While our primary focus will be to generate current income through debt and equity investments in middle market companies, we intend to invest up to 30% of our portfolio in other types of investments for the purpose of diversifying our overall portfolio, improving our liquidity or enhancing returns to stockholders. We intend to use this portion of our portfolio to implement investment strategies that may include investing in relatively higher yielding asset-backed securities; securities backed by pools of non-investment grade senior secured loans, investment grade bonds, or other collateral (otherwise known as collateralized debt obligations or “CDOs”); certain types of credit derivatives pursuant to which we agree to assume credit default risk on a pool of loans or bonds in return for a current payment; and fixed income arbitrage strategies that seek to generate high risk-adjusted trading profits from changes in the price relationships between related fixed income securities, such as between government bonds of different maturities or between government bonds and related derivative instruments such as interest rate swaps and futures. We may also use this portion of our portfolio to invest in other types of securities including high-yield bonds, distressed debt, real estate related assets, private equity or securities of public companies that are not thinly traded.

      Because the investments in this 30% portion of our portfolio may be made over a shorter time frame than mezzanine investments and originated loans, we anticipate that until substantially all of the proceeds of this offering are invested in accordance with our investment strategy, a significant portion of our invested portfolio will consist of syndicated loans to middle market companies and the types of investments in the 30% portion of our portfolio. Over time, however, we expect that the amount of mezzanine investments in our portfolio will increase.

TDM Advisors LLC

      Our investment manager will be TDM Advisors LLC (“TDM”), which was recently created by Triarc and Deerfield & Company LLC to combine the experience of these two organizations in evaluating, investing in and operating middle-market companies. Upon the completion by Triarc of its purchase of a controlling interest in Deerfield & Company LLC (the parent company of Deerfield), a Chicago-based investment manager, TDM will be a wholly-owned subsidiary of Deerfield and an indirect subsidiary of Triarc. The activities of TDM will be overseen by TDM's senior managing directors, Jonathan W. Trutter, its Chief Executive Officer and Chief Investment Officer of Deerfield, Robert C. Grien, its President and a Managing Director of Deerfield and Edward P. Garden, Executive Vice President and head of corporate development at Triarc, who have a combined 50 years of investment management, credit analysis, leveraged finance markets and investment banking experience. Mr. Trutter has been Chief Investment Officer of Deerfield since 2001, and is responsible for investment management across all product sectors at Deerfield. Prior to joining Deerfield in 2000, Mr. Trutter was a Managing Director of Scudder Kemper Investments from 1989 to 2000, where he managed various Kemper funds. Prior to joining Deerfield, Mr. Grien was with Donaldson, Lufkin & Jenrette Securities Corporation for more than ten years, where he held various senior credit positions, including Chief Credit Officer of Donaldson, Lufkin & Jenrette's investment banking and high yield leveraged finance groups. Following the acquisition of Donaldson, Lufkin & Jenrette Securities Corporation by Credit Suisse Group, through its affiliate Credit Suisse First Boston, in November 2000, he was one of two founding Managing Directors and a member of the investment committee of DLJ Strategic Partners, L.P., an $832 million fund. Mr. Garden has approximately 20 years of investment banking experience, most recently as a managing director at Credit Suisse First Boston, and at Triarc has responsibility for deal origination and structuring activities. TDM will manage our portfolio through teams of investment professionals and an investment committee comprised of senior members from Triarc and Deerfield, including Nelson Peltz, Peter W. May and Edward P. Garden of Triarc and Gregory H. Sachs, Scott A. Roberts, Jonathan W. Trutter and Robert C. Grien of Deerfield. These teams and the investment committee will be supported by and have access to the management, analytical capabilities and support personnel of Triarc and Deerfield. Until the completion of the acquisition, TDM will operate as a joint venture between Triarc and Deerfield. If the acquisition is not completed, TDM will continue to operate as a joint venture. TDM is an investment adviser registered with the SEC. TDM has no prior experience managing a business development company.

About Triarc and Deerfield

      Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Company and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's® restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

      Deerfield is a leading alternative asset manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8.1 billion in assets as of July 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $700 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the more than $8.1 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans. Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

      On June 26, 2004, Triarc entered into a definitive agreement to acquire a majority interest in Deerfield's parent company, representing as of the date thereof approximately 64% of the outstanding membership interests and in excess of 90% of the outstanding voting power, for a cash purchase price of approximately $86.5 million, subject to adjustment as provided in the definitive purchase agreement. The remainder of the economic and voting interests in Deerfield will be retained or owned by senior management of Deerfield. Additionally, upon consummation of the acquisition, Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, will remain in their current roles, and Deerfield's portfolio management teams will remain intact. In connection with the acquisition, Triarc has also committed to invest $100 million to seed a new multi-strategy hedge fund to be managed by Deerfield. There can be no assurance that the acquisition will be completed.

Competitive Advantages

      We believe that Triarc's strength in identifying attractive middle-market companies and helping them to achieve their strategic and operating goals, combined with Deerfield's considerable fixed income investing platform and infrastructure should give us competitive advantages over other capital providers to middle-market companies, including:

•	Extensive Experience Investing in and Lending to Middle-Market Companies. We believe that we are well-positioned to tap the substantial demand for middle market financing through Triarc's and Deerfield's experience in analyzing and managing investments in this segment. Over $2.2 billion of Deerfield's $8.1 billion of assets under management is invested in senior secured and unsecured, non-investment grade loans, primarily to companies within our target market. Deerfield's leadership status and daily participation in the primary and secondary loan markets should provide us with advantages identifying, structuring and managing extensive portfolios of credits. Complementing this expertise is Triarc's and its principals' extensive experience in sourcing attractive opportunities and investing in, building, nurturing and operating middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Corporation and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others.

•	Combined Credit Analysis Expertise of Deerfield and Operations Expertise of Triarc. In pursuing investment opportunities, we will adopt the approaches of Triarc and Deerfield in focusing on the risk/reward profile of each prospective portfolio company and seeking out businesses with significant operating leverage, sustainable and predictable cash flows and long-term growth prospects. Deerfield's strengths in credit analysis and risk management will be complemented by Triarc's expertise in providing strategic leadership and financial resources to enable these operating companies to develop and implement focused, growth-oriented business plans. We intend to leverage Triarc's experience in providing proactive management assistance to its subsidiaries, to make us a preferred financing source and to augment our ability to fulfill one of the main responsibilities of a business development company.

•	Access to Existing Investment, Risk Management and Operations Infrastructure. Triarc Deerfield Investment will benefit from Deerfield's dedicated professional staff, proprietary systems and software and procedures, which are essential for successfully building and running large portfolios of credits. Among other areas, Deerfield has expertise in sourcing, closing and monitoring investments, portfolio management and other administrative, accounting and regulatory compliance functions. Deerfield has an established group of investment professionals who analyze and monitor hundreds of credits on a regular basis. Triarc will supplement our investment analysis and risk management processes by providing strategic direction, as well as extensive operational, logistical and analytical support. Moreover, Triarc's and Deerfield's professionals have regular dialogue with company management teams, investment banks and research analysts, which enhances their internal analytical capabilities and allows us to take actions in a time-efficient manner.

•	Proprietary Deal Sourcing Capability. We intend to capitalize on the proprietary deal sourcing opportunities that are generated by Triarc and Deerfield. Due to its significant capital resources, extensive network of contacts, reputation and record of past successes building middle-market companies, Triarc generates significant proprietary investment opportunities focused primarily on the middle-market segment. In addition, we believe that Triarc's and Deerfield's established relationships with financial intermediaries, private equity investors and management teams will further enhance our deal sourcing capabilities. We have already identified several middle-market opportunities that we believe are underserved by traditional financing sources. For example, Triarc's involvement as the franchisor and an operator of Arby's restaurants and past ownership of the Snapple Beverage Group provides us with an understanding of the financing needs of the restaurant industry and beverage manufacturers and distributors. In addition, Triarc's ownership interest in Encore Capital Group, Inc., a leading middle-market specialty finance company, also provides us with the expertise and market contacts to tap the charged-off receivables financing market.

•	Expertise in Investing in Different Asset Classes. In addition to our core focus on senior secured and mezzanine lending, Triarc's and Deerfield's understanding of and experience investing in numerous other asset classes will provide yield enhancing opportunities throughout the capital structure, as well as diversification and risk management across the portfolio. Specifically, we expect to benefit from Deerfield's experience in managing more than $8.1 billion of assets, including large portfolios of corporate bonds, bank loans and asset-backed securities, as well as a variety of fixed income arbitrage hedge funds. Triarc and Deerfield also have extensive experience with a number of other asset classes including high yield bonds, distressed debt, private equity, real estate related assets and securities of public companies. Triarc, Deerfield and their principals have over 30 years of experience successfully structuring highly complex and innovative financing transactions, often utilizing pioneering structures and securities, and have raised over $15 billion in debt and equity financings.

•	Established Industry Focus. Triarc and Deerfield have extensive experience in owning, operating, managing and investing in companies across a broad range of industries that offer both stable cash flows and strong growth potential. Triarc and its principals have owned, acquired and developed companies in numerous industries, including restaurants, food and beverages, charged-off consumer receivables, packaging, manufacturing, textiles, propane distribution, real estate and specialty chemicals. Through these companies, they have developed operational strategies, which anticipate and capitalize on consumer preferences and industry-wide trends. Deerfield also manages diversified portfolios with investments in a wide variety of industries. In the process of acquiring and monitoring interests in these portfolio companies and subsidiaries, Triarc and Deerfield have also developed long-term relationships with management consultants, management teams and research analysts. These relationships should provide us with valuable insight in choosing the industries and markets in which we will invest, while also enabling us to source attractive investment opportunities through various economic cycles.

•	Longer Investment Horizon with Attractive Publicly Traded Model. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements often stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions sometimes force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a more attractive financing source for our portfolio companies.

Market Opportunity

      We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for Triarc Deerfield Investment.

•	We believe that the market for lending to middle-market companies is increasingly underserved by traditional financing sources. Between 1993 and 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 11,000 to 7,800. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

•	At the same time, we believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this market has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $300 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

•	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

•	In recent years, we believe regional banks—which have historically constituted the primary source of capital for middle-market companies—have focused increasingly on asset-supported senior financing. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

•	We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of 2004, private equity funds had invested an average of just 45% of their available capital and that such funds currently have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume.

Operating and Regulatory Structure

      Our investment activities will be managed by TDM and supervised by our board of directors, a majority of whom are independent of Triarc, Deerfield and their affiliates. TDM is a newly formed investment manager that will be registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we will agree to pay TDM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See ”Management—Investment Advisory and Management Agreement.“

      As a business development company, we will be required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt. However, we do not expect to use debt until the proceeds of this offering have been substantially invested in accordance with our investment strategy. See “Risk Factors—Risks Relating to Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital,” “—Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy” and “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986. See “Material U.S. Federal Income Tax Considerations.”

Our Corporate Information

      Our principal executive offices are currently located at 280 Park Avenue, New York, NY 10017, telephone number (212) 451-3000.

The Offering

Common stock offered by us	25,000,000 shares, excluding 3,750,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to [ ] shares of common stock for sale to our directors and employees and certain other parties related to us, Triarc and Deerfield.
Common stock to be outstanding after this offering	25,000,100 shares, excluding 3,750,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of proceeds	We plan to invest the proceeds of this offering in accordance with our investment objective and strategies described in this prospectus. The investment manager intends to conduct due diligence with respect to each investment and suitable investment opportunities may not be immediately available. Given the size of the offering, it therefore may take a significant amount of time to invest fully the proceeds of this offering. We anticipate that substantially all of the proceeds of this offering will be invested in accordance with our investment strategy within 15 months, depending on the availability of appropriate investment opportunities and other market conditions. Pending such investment, we will invest the proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in debt and equity securities. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested in accordance with our investment strategy. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See “Use of Proceeds.”
Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.
Taxation	We intend to elect to be treated for federal income tax purposes as a “regulated investment company” (a “RIC”). As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and net tax exempt interest out of assets legally available for distribution. See “Dividends.” Prospective investors should review the discussion under “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We expect to maintain an “opt-out” dividend reinvestment plan for our stockholders. Pursuant to such plan, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
New York Stock Exchange trading symbol	“TDX.”
Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Anti-takeover provisions	Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of our Capital Stock.”
Risk factors	See “Risk Factors” beginning on page 13 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Management arrangements	TDM will serve as our investment manager. Affiliates of Triarc and Deerfield (the “administrators”) will serve as our administrators and we expect to enter into an agreement with them to provide certain administrative services and facilities. We also expect to enter into license agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will agree to grant us limited, non-exclusive, royalty-free licenses to use the names “Triarc” and “Deerfield,” respectively. For a description of TDM, Triarc, Deerfield and our contractual arrangements with these companies, see “Management—Investment Advisory and Management Agreement,” “—Administration Agreement,” and “—License Agreements.”

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov.

Fees and Expenses

      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” or “Triarc Deerfield Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Triarc Deerfield Investment. See “Management,” “Dividend Investment Plan” and “Underwriting” for more information about the various costs and expenses borne by investors in our common stock.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	0.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	0.00	%(2)
Dividend reinvestment plan fees	0.00	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	0.00%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00	%(4)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(5)
Interest payments on borrowed funds	0.00	%(6)
Other expenses	0.70	%(7)

Total annual expenses	2.70	%(4)(7)

(1)	Stockholders will not bear a sales load in connection with this offering. Instead, TDM has agreed to pay a one-time fee to the underwriters upon the closing of the offering equal to 4.75% of the offering price or $0.95 per share ($23,750,000, based on an offering of 25,000,000 shares, or $27,312,500, if the over-allotment option is exercised in full) as underwriting compensation.
(2)	We will not pay expenses in connection with this offering. Instead, TDM has agreed to pay the expenses incurred by us in connection with this offering (which we estimate to be approximately $1,670,125).
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)	Our management fee is based on our gross assets, which are our total assets, without reduction for any liabilities and would include assets acquired with borrowed funds, if any. In recognition of the fact that we expect our investment income to be lower in the first year of operations than it will be thereafter, our investment manager has agreed to waive a portion of the management fee payable to it such that (i) from the closing of this offering through December 31, 2004 the base management fee will be 0.5% per annum of our gross assets, (ii) for the period from January 1, 2005 through March 31, 2005 the base management fee will be 1.00% per annum of our gross assets, (iii) for the period from April 1, 2005 through June 30, 2005 the base management fee will be 1.50% per annum of our gross assets and (iv) from and after July 1, 2005 the base management fee will be 2.00% per annum of our gross assets. Thus, the 2.00% set forth in this table reflects the fee in effect beginning July 1, 2005. See “Management—Investment Advisory and Management Agreement” and footnote 5 below.
(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to 15 months and we expect that we will not have any net realized capital gains during that period and that our interest income will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies.

The incentive fee consists of two parts. The first part, which is payable quarterly in arrears and measured as of the end of each calendar quarter, will equal 20% of our pre-incentive fee net investment income, subject to a “hurdle rate” of 1.75% per quarter (7% annualized) and the “catch-up” provision described below. As a result, we will pay TDM an incentive fee with respect to our pre-incentive fee net investment income for each calendar quarter as follows:
•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the 1.75% (7% annualized) hurdle rate;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our investment manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter (and a portion of the 20% incentive fee when our net investment income is between 1.75% and 2.1875% in any calendar quarter); and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.
The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash and may never be received in cash. TDM will not be required to reimburse us for such portion of the incentive fee if the income is never received in cash. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% management fee (see footnote 4 above). The hurdle rate is fixed and will not fluctuate with prevailing interest rates. Because the hurdle rate is fixed, if interest rates rise it could be easier for our pre-incentive fee net investment income to surpass the hurdle rate and for the investment manager to receive its incentive fee on pre-incentive fee net investment income, which could lead to higher overall fees for the investment manager.
The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”
(6)	We do not plan to incur significant indebtedness, or to pay significant interest in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt.
However, assuming we borrowed for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 3.5% our total annual expenses (estimated) as a percentage of gross assets would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	0.00%
Interest payments on borrowed funds	1.40%
Other expenses	0.42%

Total annual expenses	3.82%

(7)	Reflects overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the administrators in performing their obligations under the administration agreement. See “Management—Administration Agreement.” Does not include estimated organizational expenses of $250,000 (which are non-recurring) that will be paid by TDM.

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$27.23	$83.08	$140.90	$294.81

      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will generally receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

      This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

      Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We are a new company with no operating history; the yield on our common stock may be lower until substantially all of the proceeds of this offering are invested in accordance with our investment strategy.

      We were incorporated in April 2004, and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us up to 15 months to invest substantially all of the proceeds of this offering in accordance with our investment strategy. During this period, we intend to invest a substantial portion of our overall portfolio in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in mezzanine and senior secured loans. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested.

Our investment manager and its senior management have no experience managing a business development company.

      The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the time of investment. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a business development company or could force us to pay unexpected taxes and penalties, which could be material. Our investment manager's and its senior management's lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though TDM will be led by senior investment professionals who intend to apply the value-oriented philosophy and techniques used by Triarc (and its principals) and Deerfield, we cannot assure you that our returns will meet or exceed the historical success of Triarc (and its principals) and Deerfield. Further, while Triarc Deerfield Investment may consider potential co-investment participation in portfolio investments with other Triarc and Deerfield entities, no investment opportunities are currently under consideration and any such investment activity will be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought cannot be assured. Accordingly, we can offer no assurance that Triarc Deerfield Investment will replicate the historical success of Triarc (and its principals) and Deerfield, and we caution you that our investment returns could be substantially lower than the returns achieved by Triarc (and its principals) and Deerfield.

We are dependent upon TDM's key personnel for our future success and upon their access to Triarc and Deerfield management.

      We will depend on the diligence, skill and network of business contacts of the senior management of TDM. For a description of the senior management team, see “Management.” We will also depend, to a significant extent, on TDM's access to Triarc and Deerfield and the information and deal flow generated by them. The senior management of TDM will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of TDM. The departure of any of the senior managers of TDM, or of a significant number of the officers of Triarc or Deerfield, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that TDM will remain our investment manager or that we will continue to have access to Triarc or Deerfield or their officers or professionals or their information and deal flow.

      Furthermore, our investment management and advisory agreement does not restrict the right of TDM, Triarc, Deerfield or any persons working on our behalf, to carry on their respective businesses, including the rendering of advice to others regarding the purchase of securities that would meet our investment objectives. In addition, the investment management and advisory agreement does not specify a minimum time period that TDM and our management team, including the members who are employees of Triarc and Deerfield, must devote to managing our investments. The members of our management team who are employees of Deerfield will still be involved in the management of Deerfield's existing portfolio and will have responsibilities at Deerfield. Our administrators and our management team, including the members who are employees of Triarc and Deerfield, may also be called upon to provide managerial assistance to our portfolio companies. The ability of these parties to engage in these other business activities, including managing assets for third parties, could reduce the time and effort they spend managing our portfolio, which could negatively impact our performance.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

      Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on TDM's ability to identify, invest in and monitor companies that meet our investment criteria.

      Accomplishing this result on a cost-effective basis will be largely a function of TDM's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of TDM will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their responsibilities to Triarc and Deerfield. They may also be called upon to provide significant managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment, which, in turn, could negatively affect our performance. In order to grow, we and TDM will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute to the work of the investment manager. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

      To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and net tax exempt interest to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash including, for example, amounts of pay-in-kind securities and deferred payment securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that do not pay cash interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

      Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and net tax exempt interest to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

      We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and our stockholders' best interest, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

      In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

      Certain risks apply to the issuance of senior securities, including the following:

•	we will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt;

•	our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders;

•	it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, will bear the cost of issuing and servicing such securities; and

•	any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

      General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

      Substantially all of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors may utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

      We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. We may need to raise cash to pay our dividends if a portion of our income results from non-cash gains such as from an original issue discount instrument. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or a related party has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

      We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest.

      In addition to managing TDM, Mr. Trutter is Chief Investment Officer of Deerfield, Mr. Grien is a Managing Director of Deerfield and Mr. Garden is Executive Vice President and head of corporate development at Triarc. Messrs. Trutter, Grien and Garden will have obligations to investors in entities other than us, the fulfillment of which might be inconsistent with our or our stockholders' best interests. Moreover, Triarc and Deerfield may from time to time have overlapping investment objectives with those of Triarc Deerfield Investment and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Triarc Deerfield Investment. As a result, TDM may face conflicts in the allocation of investment opportunities to Triarc and Deerfield and other Deerfield funds. If those conflicts occur, while TDM, consistent with its fiduciary duties, and Triarc and Deerfield will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by Triarc or Deerfield managed funds. When members of TDM identify an investment, they may be forced to choose whether one of the members or its affiliates or we should make the investment. To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

      In the course of our investing activities, we will pay management and incentive fees to TDM, and will reimburse TDM for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. Furthermore, TDM has agreed to pay to the underwriters on our behalf the sales load with respect to the offering of our shares in the aggregate amount of $23,750,000 ($27,312,500 if the underwriters exercise the over-allotment option in full) as well as our expenses relating to this offering (estimated to be $1,670,125) and our organizational expenses. TDM will borrow the funds to make this payment from Triarc, and will be obligated to repay Triarc over a six year period. Currently, TDM's sole source of revenue is the management fee that we will pay. As a result of this arrangement, there may be times when the management team of TDM has interests that differ from those of our stockholders, giving rise to a conflict.

      We expect that our chief financial officer and our chief compliance officer will perform duties for Deerfield in addition to their duties and responsibilities to us. In addition, we expect that other persons associated with our investment manager and administrators will also be employees of, and have responsibilities to, Triarc and Deerfield.

      We will pay the administrators the costs and expenses incurred by them in performing their obligations under the administration agreement, including costs and expenses incurred by the administrators in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, occupancy costs, the allocable portion of the cost of our chief compliance officer and our chief financial officer and their respective staffs, technology and communications systems and costs, insurance and other operating costs. These payments and allocations will be subject to the approval of the independent directors of our board of directors.

      TDM will receive a quarterly incentive fee based, in part, on our pre-incentive fee net investment income for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment manager. To the extent we or TDM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TDM with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

      The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for our investment manager to the extent that it may encourage the investment manager to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

      We expect to enter into licensing agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will agree to grant us limited, non-exclusive, royalty-free licenses to use the names “Triarc” and “Deerfield,” respectively. In addition, we will rent office space from the administrators, and pay the administrators our allocable portion of overhead and other expenses incurred by the administrators in performing their obligations under the administration agreement, which will create conflicts of interest that our board of directors must monitor.

      Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by TDM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, TDM will consider the investment and tax objectives of us and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

      If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire senior loans, mezzanine investments or equity securities from an issuer which has outstanding marginable securities at the time we make an investment, these acquired assets may not be treated as qualifying assets. (See “Regulation—Qualifying Assets.”) This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

      Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt would qualify as an eligible portfolio company.

      We believe that the senior loans and mezzanine investments that we propose to acquire should constitute qualifying assets because the privately held issuers will not, at the time of our investment, have outstanding marginable securities. First, we expect to make a large portion of our senior loan and mezzanine investments on terms and in circumstances such that those investments should not under existing legal precedent be “securities” under the Exchange Act and therefore should not be deemed marginable securities under Regulation T. Second, we believe that should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt instruments that do not trade in a public secondary market or are not rated investment grade are not margin eligible securities under the rules established by the self- regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker-dealers may extend margin credit. Until the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those senior loans and mezzanine investments that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

      To date, we do not believe that either the Securities and Exchange Commission or its staff has taken any position with respect to our analysis of the issues discussed above. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

      If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “—Changes in laws or regulations governing our operations may adversely affect our business and cause us to alter our business strategy.”

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

      We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

      Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment manager to other types of investments in which our investment manager may have less expertise or little or no experience. Such changes also may require that we dispose of investments made to shift the balance of our portfolio in response to the regulatory change. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. Because these types of investments will generally be illiquid, we may have difficulty in finding a buyer for these investments and, if we do, we may have to sell them at a substantial loss. Accordingly, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We operate in a highly competitive market for investment opportunities.

      A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Several other business development companies have recently raised, or are trying to raise, significant amounts of capital and may have investment objectives that overlap with ours, which may create competition for investment opportunities. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

      We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Risks Related to our Investments

We may not realize gains from our equity investments.

      When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We will be exposed to risks associated with changes in interest rates.

      We intend to hold most of our mezzanine investments until their maturity. However, to the extent that we do not hold mezzanine investments to maturity, or invest in other investments that have fixed income components and do not hold such investments until maturity, the value we realize from these investments may be adversely impacted by changes in interest rates. Trading prices for debt investments that pay a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate investments that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt investments generally having maturities of up to 10 years. This means that we will be subject to greater risk (other things being equal) than a fund investing solely in shorter term investments. A decline in the prices of the debt investments we own could adversely affect the trading price of our shares.

We have not yet identified any portfolio company investments.

      We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment manager and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

      We may initially invest the proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

      Investment in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render middle-market companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors, our investment manager and members of our management team may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

      We anticipate making minority investments. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately-held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may be unable to obtain a credit facility on terms that are acceptable to us, which could inhibit the growth of our business and adversely affect our performance.

      We will have a continuing need for capital to finance our investments. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of the sum of “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and net tax exempt interest to our stockholders on an annual basis. Accordingly, such earnings will not be available to fund additional investments. Therefore, we may need to raise additional capital, which we may elect to finance in part through a credit facility. We may not be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on our performance.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

      Our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

      A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

      We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the members of TDM's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

      We intend to invest primarily in mezzanine and senior secured loans to U.S. private middle-market companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce TDM to make certain investments, including speculative investments.

      The incentive fee payable by us to TDM may create an incentive for TDM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment manager is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment manager to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment manager will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment manager may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

      The incentive fee payable by us to TDM also may create an incentive for TDM to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash and may never receive in cash. For example, if a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. TDM will not be required to reimburse us for any such portion of the incentive if the income is never received in cash.

      Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, because the hurdle rate is fixed, if interest rates rise it could be easier for our pre-incentive fee net investment income to surpass the hurdle rate and for the investment manager to receive its incentive fee on net investment income, which could lead to overall higher fees for the investment manager.

      The “catch-up provision” could create an incentive to the investment manager to accelerate or defer interest payable by portfolio companies from one calendar quarter to another. Although the investment manager does not intend to do so, this could result in greater fluctuations in the timing and amounts of dividends paid to shareholders.

There are risks associated with our investments in derivatives and asset-backed securities.

      A portion of our overall investment portfolio may be invested in derivatives and asset-backed securities. Derivatives and asset-backed securities have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative or asset-backed security. The ability to successfully use derivatives and asset-backed securities depends on our investment manager's ability to predict the relationship of the values of these instruments with market movements, which cannot be assured. The use of derivatives and asset-backed securities may result in losses greater than if they had not been used, may require that we sell or purchase portfolio securities at inopportune times or prices, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, cash or other assets held in margin accounts may not otherwise be available to us for investment purposes.

Our investment manager's liability will be limited under the investment advisory and management agreement, and we will agree to indemnify our investment manager against certain liabilities, which may lead our investment manager to act in a riskier manner on our behalf than it would when acting for its own account.

      Our investment manager has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment manager's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment manager and its managing members, officers and employees will not be liable to us for their acts, except for acts constituting gross negligence, recklessness or willful misconduct in connection with their duties under the investment advisory and management agreement. Pursuant to the investment advisory and management agreement we will agree to indemnify our investment manager and its managing members, officers and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of our investment manager not constituting gross negligence, recklessness or willful misconduct. These protections may lead our investment manager to tolerate more risk when acting on our behalf than it would when acting for its own account.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

      Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to: future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain foreign securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

      We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

Risks Relating to this Offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

      We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

      The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Triarc Deerfield Investment or the removal of our directors. We are subject to the Maryland Business Combination Act (the “Business Combination Act”) and subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and TDM, Triarc, Deerfield & Co. LLC, Deerfield or any of their affiliates. However, our board of directors may repeal or modify this resolution, in which case the provisions of the Maryland Business Combination Act will be applicable to business combinations between us and

TDM, Triarc, Deerfield & Co. LLC, Deerfield or any of their respective affiliates. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Act”) acquisitions of our common stock by any person. If our board amends our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

      We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

      The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

      The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of TDM's key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the proceeds from this offering in ways with which you may not agree.

      We will have significant flexibility in investing the proceeds of this offering and may use the proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. See “—If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan” and “—Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.”

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

      As with any stock, the price of our shares will fluctuate with market conditions and other factors. If an investor sells its shares, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. Therefore, our shares may be more appropriate for long-term investors than for investors with shorter investment horizons and should not be treated as a short-term investment. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

      Upon consummation of this offering, we will have 25,000,100 shares of common stock outstanding (or 28,750,100 shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

      The Safe Harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to business development companies and statements made in connection with initial public offerings. Nonetheless, some of the statements contained in this prospectus are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this prospectus, future results, plans, goals and other events which have not yet occurred. You can find many (but not all) of these statements by looking for words like “will,” “may,” “believes,” “expects,” “anticipates,” “forecast,” “future,” “intends,” “plans” and “estimates” and for similar expressions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

      These forward-looking statements are based on our current expectations, speak only as of the date of this prospectus and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained in this prospectus, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

      Although we will not undertake and specifically decline any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

Overview

      Triarc Deerfield Investment was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Revenues

      We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our investments in debt securities, whether in the form of mezzanine or senior secured loans, to have a term of up to ten years and typically to bear interest at a fixed or floating rate. We currently intend to structure our investments so that interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

      Our primary operating expenses will include the payment of investment advisory and management fees, administration fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment advisory and management fee will compensate our investment manager for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management—Investment Advisory and Management Agreement,” and “—Administration Agreement.” TDM will pay the sales load as well as our expenses incurred in connection with this offering and our organizational expenses. We will bear all other costs and expenses of our operations and transactions, including those relating to: any offering of our common stock or any other securities, other than the securities issued pursuant to this offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by TDM or us payable to third parties, including agents, consultants or other advisers, related to or associated with our financial and legal affairs and the evaluating, making and monitoring of our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any; investment advisory and management fees; administration fees payable under the administration agreement; transfer agent and custodial fees: registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of a fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs, printing, mailing, telephone, copying, secretarial and other staff costs; and all other expenses incurred by us or the administrators in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including costs incurred by the administrators in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, occupancy costs, the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, technology and communications systems and costs, insurance and other operating costs.

      To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial Condition, Liquidity and Capital Resources

      We will generate cash primarily from the proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness until the proceeds of this offering have been substantially invested, but we may in the future elect to incur indebtedness. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we will have cash resources of $500 million ($575 million if the over allotment option is exercised in full) and no indebtedness. See “Use of Proceeds.”

Dividend Policy

      In order to qualify as a RIC and to avoid corporate-level tax on our income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and net tax exempt interest on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual Obligations

      We expect to enter into several contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which TDM will agree to serve as our investment manager; the administration agreement, pursuant to which the administrators will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations; and license agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will agree to grant us limited, non-exclusive, royalty-free licenses to use the names “Triarc” and “Deerfield,” respectively. Payments under the investment advisory and management agreement in future periods will be equal to a percentage of the value of our gross assets plus an incentive fee based on Triarc Deerfield Investment's performance. Payments under the administration agreement will be equal to an amount based upon the administrators' costs and expenses in performing their obligations under the administration agreement, including the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, occupancy costs, technology and communications systems and costs, insurance and other operating costs. See “Management—Investment

Advisory and Management Agreement,” “—Administration Agreement” and “—License Agreements.”

USE OF PROCEEDS

      We plan to invest the proceeds of this offering of $500,000,000 ($575,000,000 if the underwriters' over-allotment option is exercised in full) in portfolio companies in accordance with our investment objective and strategies described in this prospectus. The investment manager intends to conduct due diligence with respect to each investment and suitable investment opportunities may not be immediately available. Given the size of the offering, it therefore may take a significant amount of time to invest fully the proceeds of this offering. We anticipate that substantially all of the proceeds of this offering will be invested in accordance with our investment strategy within 15 months, depending on the availability of appropriate investment opportunities and other market conditions. Pending such investment, we will invest the proceeds primarily in cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the date of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once our investment strategy is fully implemented. As a result, we may not be able to achieve our investment objective and/or pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested in accordance with our investment strategy. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

DIVIDENDS

      We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

      To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and net tax exempt interest out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

      We expect to maintain an “opt out” dividend reinvestment plan for our common stockholders. Pursuant to such plan, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

      The following table sets forth our actual capitalization at [          ], 2004 and our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $20.00 per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	[ ], 2004
	Actual	As Adjusted(1)
	(dollars in thousands)

Assets:
Cash	$2	$500,002

Total assets	$2	$500,002

Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 100 common shares outstanding, actual; 25,000,100 common shares outstanding, as adjusted	$0	$25
Capital in excess of par value	2	499,977

Total stockholders' equity	$2	$500,002

      (1) Assumes the underwriters' over-allotment option to purchase 3,750,000 shares is not exercised.

BUSINESS

Triarc Deerfield Investment Corporation

      Triarc Deerfield Investment Corporation is a newly organized, closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation primarily through investments in debt and equity securities of U.S. middle-market companies. We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986. See “Material U.S. Federal Income Tax Considerations.”

      Although we anticipate that most of the investments in our portfolio are likely to be in long-term subordinated loans with related warrants, options or other securities with equity characteristics, referred to as mezzanine investments, and senior secured loans to U.S. middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, high-yield bonds and other debt and equity securities. Many of our investments will be based on privately negotiated terms and conditions. We expect that our investments will generally range between $10 million and $50 million each, although this investment size may vary. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues of approximately $25 million to $1 billion.

      While our primary focus will be to generate current income through debt and equity investments in middle market companies, we intend to invest up to 30% of our portfolio in other types of investments for the purpose of diversifying our overall portfolio, improving our liquidity or enhancing returns to stockholders. We intend to use this portion of our portfolio to implement investment strategies that may include investing in relatively higher yielding asset-backed securities; securities backed by pools of non-investment grade senior secured loans, investment grade bonds, or other collateral (otherwise known as collateralized debt obligations or “CDOs”); certain types of credit derivatives pursuant to which we agree to assume credit default risk on a pool of loans or bonds in return for a current payment; and fixed income arbitrage strategies that seek to generate high risk-adjusted trading profits from changes in the price relationships between related fixed income securities, such as between government bonds of different maturities or between government bonds and related derivative instruments such as interest rate swaps and futures. We may also use this portion of our portfolio to invest in other types of securities including high-yield bonds, distressed debt, real estate related assets, private equity or securities of public companies that are not thinly traded.

      Because the investments in this 30% portion of our portfolio may be made over a shorter time frame than mezzanine investments and originated loans, we anticipate that until substantially all of the proceeds of this offering are invested in accordance with our investment strategy, a significant portion of our invested portfolio will consist of syndicated loans to middle market companies and the types of investments in the 30% portion of our portfolio. Over time, however, we expect that the amount of mezzanine investments in our portfolio will increase.

TDM Advisors LLC

      Our investment manager will be TDM Advisors LLC (“TDM”), which was recently created by Triarc and Deerfield & Company LLC to combine the experience of these two organizations in evaluating, investing in and operating middle-market companies. Upon the completion by Triarc of its purchase of a controlling interest in Deerfield & Company LLC (the parent company of Deerfield), a Chicago-based investment manager, TDM will be a wholly-owned subsidiary of Deerfield and an indirect subsidiary of Triarc. The activities of TDM will be overseen by TDM's senior managing directors, Jonathan W. Trutter, its Chief

Executive Officer and Chief Investment Officer of Deerfield, Robert C. Grien, its President and a Managing Director of Deerfield and Edward P. Garden, Executive Vice President and head of corporate development at Triarc, who have a combined 50 years of investment management, credit analysis, leveraged finance markets and investment banking experience. Mr. Trutter has been Chief Investment Officer of Deerfield since 2001, and is responsible for investment management across all product sectors at Deerfield. Prior to joining Deerfield in 2000, Mr. Trutter was a Managing Director of Scudder Kemper Investments from 1989 to 2000, where he managed various Kemper funds. Prior to joining Deerfield, Mr. Grien was with Donaldson, Lufkin & Jenrette Securities Corporation for more than ten years, where he held various senior credit positions, including Chief Credit Officer of Donaldson, Lufkin & Jenrette's investment banking and high yield leveraged finance groups. Following the acquisition of Donaldson, Lufkin & Jenrette Securities Corporation by Credit Suisse Group, through its affiliate Credit Suisse First Boston, in November 2000, he was one of two founding Managing Directors and a member of the investment committee of DLJ Strategic Partners, L.P., an $832 million fund. Mr. Garden has approximately 20 years of investment banking experience, most recently as a managing director at Credit Suisse First Boston, and at Triarc has responsibility for deal origination and structuring activities. TDM will manage our portfolio through teams of investment professionals and an investment committee comprised of senior members from Triarc and Deerfield, including Nelson Peltz, Peter W. May and Edward P. Garden of Triarc and Gregory H. Sachs, Scott A. Roberts, Jonathan W. Trutter and Robert C. Grien of Deerfield. These teams and the investment committee will be supported by and have access to the management, analytical capabilities and support personnel of Triarc and Deerfield. Until the completion of the acquisition, TDM will operate as a joint venture between Triarc and Deerfield. If the acquisition is not completed, TDM will continue to operate as a joint venture. TDM is an investment adviser registered with the SEC. TDM has no prior experience managing a business development company.

About Triarc and Deerfield

      Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Company and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

      Deerfield is a leading alternative asset manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8.1 billion in assets as of July 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $700 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the more than $8.1 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans. Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

      On June 26, 2004, Triarc entered into a definitive agreement to acquire a majority interest in Deerfield's parent company, representing as of the date thereof approximately 64% of the outstanding membership interests and in excess of 90% of the outstanding voting power, for a cash purchase price of approximately $86.5 million, subject to adjustment as provided in the definitive purchase agreement. The remainder of the economic and voting interests in Deerfield will be retained or owned by senior management of Deerfield. Additionally, upon consummation of the acquisition, Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, will remain in their current roles, and Deerfield's portfolio management teams will remain intact. In connection with the acquisition, Triarc has also committed to invest $100 million to seed a new multi-strategy hedge fund to be managed by Deerfield. There can be no assurance that the acquisition will be completed.

Competitive Advantages

      We believe that Triarc's strength in identifying attractive middle-market companies and helping them to achieve their strategic and operating goals, combined with Deerfield's considerable fixed income investing platform and infrastructure should give us competitive advantages over other capital providers to middle-market companies, including:

•	Extensive Experience Investing in and Lending to Middle-Market Companies. We believe that we are well-positioned to tap the substantial demand for middle market financing through Triarc's and Deerfield's experience in analyzing and managing investments in this segment. Over $2.2 billion of Deerfield's $8.1 billion of assets under management is invested in senior secured and unsecured, non-investment grade loans, primarily to companies within our target market. Deerfield's leadership status and daily participation in the primary and secondary loan markets should provide us with advantages identifying, structuring and managing extensive portfolios of credits. Complementing this expertise is Triarc's and its principals' extensive experience in sourcing attractive opportunities and investing in, building, nurturing and operating middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American Can Corporation and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others.

•	Combined Credit Analysis of Deerfield and Operations Expertise of Triarc. In pursuing investment opportunities, we will adopt the approaches of Triarc and Deerfield in focusing on the risk/reward profile of each prospective portfolio company and seeking out businesses with significant operating leverage, sustainable and predictable cash flows and long-term growth prospects. Deerfield's strengths in credit analysis and risk management will be complemented by Triarc's expertise in providing strategic leadership and financial resources to enable these operating companies to develop and implement focused, growth-oriented business plans. We intend to leverage Triarc's experience in providing proactive management assistance to its subsidiaries, to make us a preferred financing source and to augment our ability to fulfill one of the main responsibilities of a business development company.

•	Access to Existing Investment, Risk Management and Operations Infrastructure. Triarc Deerfield Investment will benefit from Deerfield's dedicated professional staff, proprietary systems and software and procedures, which are essential for successfully building and running large portfolios of credits. Among other areas, Deerfield has expertise in sourcing, closing and monitoring investments, portfolio management and other administrative, accounting and regulatory compliance functions. Deerfield has an established group of investment professionals who analyze and monitor hundreds of credits on a regular basis. Triarc will supplement our investment analysis and risk management processes by providing strategic direction, as well as extensive operational, logistical and analytical support. Moreover, Triarc's and Deerfield's professionals have regular dialogue with company management teams, investment banks and research analysts, which enhances their internal analytical capabilities and allows us to take actions in a time-efficient manner.

•	Proprietary Deal Sourcing Capability. We intend to capitalize on the proprietary deal sourcing opportunities that are generated by Triarc and Deerfield. Due to its significant capital resources, extensive network of contacts, reputation and record of past successes building middle-market companies, Triarc generates significant proprietary investment opportunities focused primarily on the middle-market segment. In addition, we believe that Triarc's and Deerfield's established relationships with financial intermediaries, private equity investors and management teams will further enhance our deal sourcing capabilities. We have already identified several middle-market opportunities that we believe are underserved by traditional financing sources. For example, Triarc's involvement as the franchisor and an operator of Arby's restaurants and past ownership of the Snapple Beverage Group provides us with an understanding of the financing needs of the restaurant industry and beverage manufacturers and distributors. In addition, Triarc's ownership interest in Encore Capital Group, Inc., a leading middle-market specialty finance company, also provides us with the expertise and market contacts to tap the charged-off receivables financing market.

•	Expertise in Investing in Different Asset Classes. In addition to our core focus on senior secured and mezzanine lending, Triarc's and Deerfield's understanding of and experience investing in numerous other asset classes will provide yield enhancing opportunities throughout the capital structure, as well as diversification and risk management across the portfolio. Specifically, we expect to benefit from Deerfield's experience in managing more than $8.1 billion of assets, including large portfolios of corporate bonds, bank loans and asset-backed securities, as well as a variety of fixed income arbitrage hedge funds. Triarc and Deerfield also have extensive experience with a number of other asset classes including high yield bonds, distressed debt, private equity, real estate related assets and securities of public companies. Triarc, Deerfield and their principals have over 30 years of experience successfully structuring highly complex and innovative financing transactions, often utilizing pioneering structures and securities, and have raised over $15 billion in debt and equity financings.

•	Established Industry Focus. Triarc and Deerfield have extensive experience in owning, operating, managing and investing in companies across a broad range of industries that offer both stable cash flows and strong growth potential. Triarc and its principals have owned, acquired and developed companies in numerous industries, including restaurants, food and beverages, charged-off consumer receivables, packaging, manufacturing, textiles, propane distribution, real estate and specialty chemicals. Through these companies, they have developed operational strategies, which anticipate and capitalize on consumer preferences and industry-wide trends. Deerfield also manages diversified portfolios with investments in a wide variety of industries. In the process of acquiring and monitoring interests in these portfolio companies and subsidiaries, Triarc and Deerfield have also developed long-term relationships with management consultants, management teams and research analysts. These relationships should provide us with valuable insight in choosing the industries and markets in which we will invest, while also enabling us to source attractive investment opportunities through various economic cycles.

•	Longer Investment Horizon with Attractive Publicly Traded Model. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements often stipulate that these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions sometimes force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a more attractive financing source for our portfolio companies.

Market Opportunity

      We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for Triarc Deerfield Investment.

•	We believe that the market for lending to middle-market companies is increasingly underserved by traditional financing sources. Between 1993 and 2003, the broad-based consolidation in the U.S. financial services industry has reduced the number of FDIC-insured financial institutions from approximately 11,000 to 7,800. We believe that the remaining financial institutions have de-emphasized their service and product offerings to middle-market businesses in recent years in favor of lending to large corporate clients and managing capital markets transactions.

•	At the same time, we believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this market has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $300 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

•	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe this trend has further reduced the financial options and the amount of capital available to middle-market companies from traditional commercial lenders.

•	In recent years, we believe regional banks—which have historically constituted the primary source of capital for middle-market companies—have focused increasingly on asset-supported senior financing. We believe this development has created an opportunity for non-bank lenders, such as business development companies, to provide middle-market companies with more flexible forms of financing, such as mezzanine and senior secured loans.

•	We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine and/or senior secured loans from other sources. Industry sources suggest that, as of 2004, private equity funds had invested an average of just 45% of their available capital and that such funds currently have between $100 and $125 billion of committed capital available for investment. We believe that if such capital was invested it could support a significant increase in U.S. mergers and acquisitions volume and U.S. leveraged buy-out volume.

Operating and Regulatory Structure

      Our investment activities will be managed by TDM and supervised by our board of directors, a majority of whom are independent of Triarc, Deerfield and their affiliates. TDM is a newly formed investment manager that will be registered under the Investment

Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we will agree to pay TDM an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

      As a business development company, we will be required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt. However, we do not expect to use debt until the proceeds of this offering have been substantially invested in accordance with our investment strategy. See “Risk Factors—Risks Relating to Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital,” “—If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan,” “—Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy” and “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986. See “Material U.S. Federal Income Tax Considerations.”

Investments

      Triarc Deerfield Investment will seek to create a varied portfolio that will include mezzanine and senior secured loans by investing approximately $10 to $50 million of capital, on average, in the securities of U.S. middle-market companies. We expect that our target portfolio over time will include both mezzanine investments and senior secured loans among other types of investments. Structurally, the loan portion of a mezzanine investment usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers' capital structure. Typically, mezzanine investments have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to a higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine investments are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine investments also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

      Upon completion of this offering and pending implementation of our investment strategy, we expect to invest the proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the date of our investment. As we begin to implement our investment strategy, a significant portion of our portfolio will consist of syndicated loans because we believe that we will be able to invest in syndicated loans more rapidly than we can make mezzanine investments. Over time, however, we expect that a significant portion of our portfolio will consist of mezzanine investments and other asset classes. While our primary focus will be to generate current income through debt and equity investments in middle market companies, we intend to invest up to 30% of our portfolio in other types of investments for the purpose of diversifying our overall portfolio, improving our liquidity or enhancing returns to stockholders. We intend to use this portion of our portfolio to implement investment strategies that may include investing in relatively higher yielding asset-backed securities; securities backed by pools of non-investment grade senior secured loans, investment grade bonds, or other collateral (otherwise known as collateralized debt obligations or “CDOs”); certain types of credit derivatives pursuant to which we agree to assume credit default risk on a pool of loans or bonds in return for a current payment; and fixed income arbitrage strategies that seek to generate high risk-adjusted trading profits from changes in the price relationships between related fixed income securities, such as between government bonds of different maturities or between government bonds and related derivative instruments such as interest rate swaps and futures. We may also use this portion of our portfolio to invest in other types of securities including high-yield bonds, distressed debt, real estate related assets, private equity or securities of public companies that are not thinly traded.

      Additionally, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

      Our principal focus will be to make mezzanine investments in and provide senior secured loans to U.S. middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which Triarc and Deerfield have direct expertise. We may invest in other industries if we are presented with attractive opportunities.

      In an effort to increase returns and the number of loans made, we may in the future seek to securitize a portion of our loans. To securitize loans, we would contribute a pool of loans to a wholly owned subsidiary and sell investment grade fixed income securities issued by such subsidiary to investors willing to accept a lower interest rate to invest in investment-grade loan pools. Our retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. We may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

      To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

      Changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. For example, legislation currently pending in Congress would, if adopted, alter the criteria used to determine if a company is an eligible portfolio company under the 1940 Act by permitting qualifying investments to be made by business development companies in publicly-traded companies with market capitalizations of $250 million and less. We cannot assure you that this legislation will be enacted, or if enacted that it would not be materially different than what has been proposed. Nevertheless, if this or other legislation is enacted, new rules are adopted, or existing rules are materially amended, we may change our investment strategy. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting. Such changes also may require that we dispose of investments made to shift the balance of our portfolio in response to the regulatory change. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. Because these types of investments will generally be illiquid, we may have difficulty in finding a buyer for these investments and, if we do, we may have to sell them at a substantial loss.

Investment Selection

      TDM intends to utilize the same, value-oriented philosophy used by Triarc and Deerfield and will commit resources to managing downside exposure.

Prospective portfolio company characteristics

      We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to utilize our access to information generated by Triarc's and Deerfield's personnel to identify investment candidates and to structure investments quickly and effectively.

      Fundamental analysis with a value orientation. Our investment philosophy will place a premium on fundamental credit analysis and will have a distinct value orientation. From a debt perspective, we will focus on companies that we believe have sufficient cash flow to service principal and interest on a timely basis. When looking at equity investments, we will seek to invest at relatively low multiples of operating cash flow.

      Experienced management. We will generally require that our portfolio companies have an experienced management team. We will also generally require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

      Products and services with a competitive market position. We will seek to invest in target companies that have developed defendable market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate competitive advantages versus their competitors, which should help to protect their market position and profitability.

      Exit strategy. We will seek to invest in companies that we believe will provide a predictable cash flow. We expect that cash flow will be a key means by which we exit from our investments over time although from time to time underlying asset valuations will be considered in our investment criteria. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

      Liquidation value of assets. The prospective liquidation value of the assets, if any, will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

      Our investment manager will conduct diligence on prospective portfolio companies consistent with the approaches previously adopted by Triarc and Deerfield. In conducting their due diligence, Triarc and Deerfield use publicly available information as well as information from their relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of Triarc and Deerfield management.

      Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents;

•	accounting practices;

•	background checks; and

•	research relating to the company's management, industry, markets, products and services, and competitors.

      Upon the completion of due diligence and a decision to proceed with an investment in a company, the research analyst evaluating a transaction will present the investment opportunity to the investment manager's investment committee, which will determine whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by our counsel and accountants prior to the closing of the investment, as well as other outside advisors, as appropriate.

Investment Structure

      Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

      We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years.

      We also anticipate investing in portfolio companies in the form of senior secured loans. We expect these senior secured loans generally have terms of one to ten years and may provide for deferred interest payments in the first few years of the term of the loan. We generally will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

      In the case of our mezzanine and senior secured loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, when structuring a debt investment, TDM will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants and other contractual provisions in connection with our investments. Such provisions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

      Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. TDM may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests. We will seek to achieve additional investment return from the appreciation and sale of these warrants.

      We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Other Investments

      In addition to making the types of investments described above, we may, to the extent permitted by the 1940 Act, make additional investments in other types of securities, including the following:

      Asset-Backed Securities. Asset-backed securities are debt securities for which the underlying collateral consists of assets such as credit card receivables and residential and commercial mortgages. The debt securities are typically issued, with different levels of seniority, by a special purpose vehicle organized solely to hold the underlying collateral. We expect to invest primarily in the more junior securities of the special purpose vehicle, which will have higher yields than the more senior classes, and can often be bought in the secondary market at significant discounts to par. These securities will be subordinate to the more senior classes in terms of payment of principal and interest, and will typically be less liquid and rated below investment grade.

      Collateralized Debt Obligations (“CDOs”). Collateralized debt obligations are special purpose vehicles that are organized solely to hold pools of collateral such as senior secured loans, investment grade corporate bonds, asset-backed securities and other interest-bearing instruments. The special purpose vehicle usually issues several classes of debt securities, with different levels of seniority, and a class of equity securities. When we invest in a CDO, we expect to invest primarily in the less senior, and thus higher-yielding, debt securities of the CDO. We may also invest in equity securities of CDOs. As in the case of asset-backed securities, the less senior securities will be lower rated and less liquid than the more senior securities.

      Credit Derivatives. Credit derivatives are investments whose value is derived from the value of debt securities of an issuer or pool of issuers. For example, we may enter into a credit default swap, whereby we would earn a profit if the underlying pool of issuers generally makes timely payment of principal and interest on their debt obligations, and incur a loss depending on the amount of defaults on those obligations.

      High Yield Bonds. High yield bonds are income securities that are rated below investment grade, such as those rated Ba1 or lower by Moody's Investors Service, Inc. (“Moody's”) or BB+ or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies (“S&P”) or securities comparably rated by other rating agencies, or unrated securities determined by TDM to be of comparable quality. Our investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

      The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in our relative share price volatility.

      Distressed Debt. We may invest in debt securities and other obligations of distressed companies. Investment in distressed debt is speculative and involves significant risk, including possible loss of the principal invested. Distressed debt obligations may be performing or non-performing and generally trade at prices substantially lower than lower grade securities of companies in similar industries.

      Equity Securities. We may also invest in equity securities, including common and preferred stocks of issuers selected through TDM's disciplined investment process.

      Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

      Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by us determine not to pay dividends on such stock, the amount of dividends we pay may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which we may invest will be declared or otherwise made payable.

      Foreign Securities. We may invest in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. We may invest in foreign debt securities of foreign company issuers, but investments in such securities will not comprise more than 5% of our total assets. We will consider a company to be a U.S. company and not a foreign company if it was organized in the U.S. and its primary business office is in the U.S. Foreign debt securities markets generally are not as developed or efficient as those in the United States. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      We will also be subject to additional risks if we invest in foreign debt securities, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

      Because foreign securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates, exchange control regulations and currency devaluation.

      Short-Term Debt Securities; Temporary Defensive Position. Until the proceeds of this offering are invested in accordance with our investment strategy, during periods in which TDM determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by us, all or any portion of our assets may be invested in cash or cash equivalents. TDM's determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

      Strategic Transactions. We may, but are not required to, use various strategic transactions described below to facilitate portfolio management and hedge against potential risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although TDM will seek to use the practices to further our investment objective, no assurance can be given that these practices will achieve this result.

      We may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. We also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “strategic transactions.” We generally seek to use strategic transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, protect the value of our portfolio or facilitate the sale of certain securities for investment purposes.

      Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use strategic transactions depends on TDM's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that it might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to us for investment purposes.

Significant Managerial Assistance

      As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our administrators will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We will compensate the administrators for the cost of providing managerial assistance on our behalf. Any fees paid by the portfolio company for such services will be paid by the portfolio company to us and not to our administrators.

Ongoing Relationships with Portfolio Companies

Monitoring

      TDM will monitor our portfolio companies on an ongoing basis. TDM will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

      TDM will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include, but are not limited to, the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

      The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	TDM will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses;

•	an independent valuation firm may be engaged by our board of directors to review these preliminary valuations;

•	the audit committee of our board of directors will review the valuations; and

•	the board of directors will discuss the valuation of the various investments and advise TDM on its determination regarding fair value.

      When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Competition

      Our primary competitors to provide financing to middle-market companies will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Several other business development companies have recently raised, or are trying to raise, significant amounts of capital and may have investment objectives that overlap with ours, which may create competition for investment opportunities. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry knowledge of Triarc and Deerfield personnel to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior managers of TDM and of Triarc and Deerfield will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities.”

Staffing

      We do not currently have any employees. Our day-to-day operation will be managed by TDM. In the future, we expect TDM will hire additional investment professionals. See “Management—Investment Advisory and Management Agreement.” In addition, the administrators will provide us with day-to-day administrative services. Although the administrators presently have no staff, they expect to draw on the resources of Triarc and Deerfield and may engage a third-party administrator. See “Management—Administration Agreement.” Our chief executive officer, president, chief financial officer and chief compliance officer will each perform duties for Deerfield and TDM in addition to their duties and responsibilities to us. We will add additional staff to the extent additional resources are required.

Properties

      Our principal executive offices are currently located at 280 Park Avenue, New York, NY 10017. We also have offices at 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631. We believe that we have or will have available to us office facilities that are or will be suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

      We and TDM are not currently subject to any material legal proceedings.

MANAGEMENT

      Our business and affairs are managed under the direction of our board of directors. Our board of directors will also supervise the activities of our investment manager with respect to us. Upon completion of this offering, our board of directors will consist of seven members, four of whom will not be “interested persons” of Triarc Deerfield Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of Directors

      Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

      Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term

Nelson Peltz*	62	Chairman and Director	2004
Edward P. Garden	43	Vice Chairman and Director	2004
Michael A. Berman*	53	Director	2004
Robert E. Fischer*	74	Director	2004
Robert B. Machinist*	52	Director	2004
Peter Rothschild*	48	Director	2004
Gregory H. Sachs	39	Director	2004

* Director nominee

      The address for each director, other than Mr. Sachs, is c/o Triarc Deerfield Investment Corporation, 280 Park Avenue, New York, New York 10017. The address for Mr. Sachs is c/o Triarc Deerfield Investment Corporation, 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631.

Executive Officers Who Are Not Directors

      Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Jonathan W. Trutter	46	Chief Executive Officer
Robert C. Grien	44	President
Marvin Shrear	60	Chief Financial Officer
Frederick L. White	59	Chief Compliance Officer

      The address for each executive officer who is not a director is c/o Triarc Deerfield Investment Corporation, 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631.

Biographical Information

      Our directors have been divided into two groups: interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent Directors

      Michael A. Berman is the Chairman of Applied Capital Management, a private investment management firm located in Scottsdale, Arizona. From January 1990 until March 1999, Mr. Berman was employed by The Nomura Securities Co., Ltd. (Tokyo) group of companies, where he held several executive positions, including that of President and CEO of Nomura Holding America Inc., and Chairman of Capital America, Nomura's commercial real estate lending subsidiary. Prior to joining Nomura Mr. Berman was employed at Merrill Lynch from 1987 until 1989 where he held the title of Director; and at Kidder Peabody & Co., Inc. from 1980 until 1987 where he held several executive positions, including that of Vice President in Financial Futures and Options. Mr. Berman received a BA in Economics with honors from San Francisco State University.

      Robert E. Fischer is a Senior Partner at Wolf, Block, Schorr and Solis-Cohen, LLP. He has been with the firm since 1998. From 1961 to 1998, Mr. Fischer practiced law at Lowenthal, Landau, Fischer & Bring P.C., which merged with Wolf, Block, Schorr and Solis-Cohen LLP in 1998. Mr. Fischer received his Bachelor's Degree from Syracuse University in 1951, and his J.D. from Yale Law School in 1954.

      Robert B. Machinist is currently a managing partner of M Capital, LLC, a private equity investment firm in Rye, New York. Until December of 2001 Mr. Machinist served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. From January 1986 through November 1998, Mr. Machinist was president and one of the principal founders of Patricof & Co. Capital Corp. and its successor companies. For the period December 1980 to January 1986, Mr. Machinist was managing director and co-CEO of Midland Capital Corporation, a publicly listed diversified small business investment company, with holdings in aerospace, defense, energy and financial services. Mr. Machinist holds a B.A. in Philosophy and Chemistry from Vassar College. Mr. Machinist serves as Chairman of the Board of Directors of DOBI Medical International, Inc., and on the Board of Insite One Inc.

      Peter Rothschild has been the Managing Member of Daroth Capital LLC and the President and CEO of its wholly owned subsidiary, Daroth Capital Advisors LLC, since 2001. Prior to founding Daroth Capital, Mr. Rothschild was a Managing Director and Co-Head of the Leveraged Finance and Industrial Finance groups at Wasserstein Perella, the predecessor company to Dresdner Kleinwort Wasserstein. Prior to that Mr. Rothschild was a Senior Managing Director and Head of the Natural Resources Group at Bear Stearns and was one of the founders of the firm's Leveraged Finance and Financial Buyer Coverage groups. Mr. Rothschild was also a Managing Director and Head of the Industrial Group at Drexel Burnham Lambert. Mr. Rothschild graduated from Tufts University, summa cum laude, with a Bachelor of Science Degree in Mechanical Engineering and from Harvard Graduate School of Business Administration with a Master's Degree in Business Administration.

Interested Directors

      Edward P. Garden is currently the Vice Chairman of TDM, a managing director of TDM, and is a member of the investment committee of TDM. Mr. Garden has been an Executive Vice President and head of corporate development at Triarc since August 2003. Prior thereto, Mr. Garden was a managing director of Credit Suisse First Boston, where he had served as a senior investment banker in the Financial Sponsors Group since 1999. From 1994 to 1999, he was a managing director at BT Alex Brown, where he was a senior member of the Financial Sponsors Group and, prior to that, Co-Head of Equity Capital Markets. Mr. Garden is the son-in-law of Nelson Peltz.

      Nelson Peltz is a member of the investment committee of TDM. Mr. Peltz has been a director and the Chairman and Chief Executive Officer of Triarc since April 1993. Since then, he has also been a director or manager and officer of certain of Triarc's subsidiaries. From its formation in January 1989 to April 1993, Mr. Peltz was Chairman and Chief Executive

Officer of Trian Group, Limited Partnership (“Trian”), which provided investment banking and management services for entities controlled by Mr. Peltz and Mr. May. From 1983 until December 1988, he was Chairman and Chief Executive Officer and a director of Triangle Industries, Inc. (“Triangle”), which, through wholly-owned subsidiaries, was, at that time, a manufacturer of packaging products, copper electrical wire and cable and steel conduit and currency and coin handling products. Mr. Peltz has also served as a director of Encore Capital Group, Inc. since January 2003. He is also the father-in-law of Edward P. Garden, one of our directors.

      Gregory H. Sachs is a member of the investment committee of TDM. Mr. Sachs has been Chairman and Chief Executive Officer of Deerfield since 1993. Prior to founding Deerfield in 1993, Mr. Sachs served as Vice President and Trading Manager of Harris Trust and Savings Bank's Global Fixed Income Trading Division, the bank's proprietary trading group, from 1990 to 1993. Before joining Harris Trust and Savings Bank, Mr. Sachs worked as a fixed income portfolio manager at Lotsoff Capital Management, a registered investment advisor in Chicago, in 1989. Mr. Sachs received both an MS in Quantitative Analysis and Finance and a BBA in Actuarial Science and Quantitative Analysis from the University of Wisconsin at Madison.

Executive Officers who are Not Directors

      Jonathan W. Trutter, our Chief Executive Officer, is also the Chief Executive Officer of TDM, a managing director of TDM, and a member of the investment committee of TDM. Mr. Trutter has been Chief Investment Officer of Deerfield since 2001, and is directly responsible for investment management across all product sectors at Deerfield. Mr. Trutter is also the Senior Managing Director responsible for Deerfield's Bank Loan Trading Team. Prior to joining Deerfield in April 2000, Mr. Trutter was a Managing Director of Scudder Kemper Investments from 1989 to 2000. He was formerly a Portfolio Manager for the Kemper Diversified Income Fund, Kemper Multi-Market Income Trust and Kemper Strategic Income Fund. Before joining Kemper in 1989, Mr. Trutter was Vice President in the Chicago office of Bank of America from 1985 to 1989. Mr. Trutter received a Bachelor's Degree with dual majors in East Asian Languages and International Relations from the University of Southern California and an MM from the J.L. Kellogg Graduate School of Management at Northwestern University. He is a Certified Public Accountant.

      Robert C. Grien, our President, is also the President of TDM, a managing director of TDM, and a member of the investment committee of TDM. Mr. Grien is a Managing Director at Deerfield. Prior to that, Mr. Grien co-founded Kelso Mezzanine Fund, L.P. in 2002 and before that was a Managing Director at Credit Suisse First Boston and Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Grien joined Donaldson, Lufkin & Jenrette Securities Corporation in 1989. Mr. Grien was named Chief Credit Officer of Donaldson, Lufkin & Jenrette Securities Corporation's Investment Banking Group in 1997. In 1998, Mr. Grien became the Chief Credit Officer of Donaldson, Lufkin & Jenrette Securities Corporation's Leveraged Finance Group. In 2000, Mr. Grien was named Chief Credit Officer of both the Investment Banking and High Yield/Leveraged Finance Groups. Following the acquisition of Donaldson, Lufkin & Jenrette Securities Corporation by Credit Suisse Group, through its affiliate Credit Suisse First Boston, in November 2000, Mr. Grien joined DLJ Strategic Partners, L.P. as one of two founding Managing Directors and as a member of the investment committee. Prior to joining Donaldson, Lufkin & Jenrette Securities Corporation, Mr. Grien worked as an associate at Gabelli and Company in New York from 1988 to 1989 while attending Columbia Business School. From 1984 to 1987, he held a seat on the New York Futures Exchange. Prior to that, he worked as a registered representative and analyst for Thomas J. Herzfeld & Co., Inc. from 1981 to 1984. Mr. Grien received a B.A. in Political Science from Tulane University and an M.B.A. with beta gamma sigma honors from Columbia Business School.

      Marvin Shrear, our Chief Financial Officer, and the Chief Financial Officer of TDM, has been a Senior Managing Director of Deerfield since 2000 and its Chief Financial Officer since 1993. Mr. Shrear's responsibilities with Deerfield have included the design and implementation of the accounting records, internal controls and cash management systems. Prior to that, Mr. Shrear was the Vice-President, Finance for FCT Group, Inc. from 1991 to 1993 and the Chief Financial Officer at GNP Commodities, Inc. from 1983 to 1991 (GNP and FCT were registered futures commission merchants). Prior to that, Mr. Shrear was a partner and head of the U.S. Commodities Tax Practice in the Chicago office of Arthur Andersen & Co. for fifteen years. Mr. Shrear holds a BSC in Accountancy from DePaul University and a JD from Stanford University. He is licensed as a Certified Public Accountant.

      Frederick L. White, our Chief Compliance Officer, and the Chief Compliance Officer at TDM, has been a Managing Director of Deerfield and General Counsel of Deerfield since 2002. From 1989 to 2002, Mr. White was a partner of Garner, Carton & Douglas, where he was co-chair of the firm's Investment Management Practice Group. He concentrated his practice in the representation of private onshore and offshore investment funds, investment advisers, securities and commodity brokerage firms, commodity trading advisors, and institutional investors in connection with their instruments in alternative investment products. Before joining Gardner Carton, Mr. White was a partner of Kirkland & Ellis from 1979 to 1987. Prior to that he was with the Commodity Futures Trading Commission (from 1975–1979) and the Securities and Exchange Commission (from 1970–1975). Mr. White received his Bachelor's Degree from Cornell University in 1966 and his J.D. from University of Michigan Law School in 1969.

Committees of the Board of Directors

Audit Committee

      The members of the audit committee are [                                 ], each of whom is independent for purposes of the 1940 Act and the New York Stock Exchange's corporate governance regulations. [                          ] serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

      The members of the nominating and corporate governance committee are [                                 ], each of whom is independent for purposes of the 1940 Act and the New York Stock Exchange's corporate governance regulations. [                          ] serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Compensation of Directors and Officers

      The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are “interested persons” or officers.

Name	Aggregate Compensation from Triarc Deerfield Investment(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from Triarc Deerfield Investment Paid to Director
Independent directors:
Michael A. Berman
Robert E. Fischer
Robert B. Machinist
Peter Rothschild
Interested directors:
Nelson Peltz	—	—	—
Edward P. Garden	—	—	—
Gregory H. Sachs	—	—	—
Officers:
Jonathan W. Trutter	—	—	—
Robert C. Grien	—	—	—
Marvin Shrear	—	—	—
Frederick L. White	—	—	—

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors' compensation, see below.
(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

      The independent directors will receive an annual fee of $         . They will also receive $        plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $        plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment Committee

      The investment manager's investment committee includes the following members:

Name	Position
Edward P. Garden	Executive Vice President of Triarc, Vice Chairman and Director of Triarc Deerfield Investment, Vice Chairman of TDM
Robert C. Grien	Managing Director of Deerfield, President of Triarc Deerfield Investment, President of TDM
Peter W. May	Director, President and Chief Operating Officer of Triarc
Nelson Peltz	Director, Chairman and Chief Executive Officer of Triarc, Director and Chairman of Triarc Deerfield Investment
Scott A. Roberts	President of Deerfield
Gregory H. Sachs	Director, Chairman and Chief Executive Officer of Deerfield, Director of Triarc Deerfield Investment
Jonathan W. Trutter	Chief Investment Officer of Deerfield, Chief Executive Officer of Triarc Deerfield Investment, Chief Executive Officer of TDM

      Members of our investment committee who are not our directors or executive officers include:

Peter W. May has been a director and the President and Chief Operating Officer of Triarc since April 1993. Since then, he has also been a director or manager and officer of certain of Triarc's subsidiaries. From its formation in January 1989 to April 1993, Mr. May was President and Chief Operating Officer of Trian Group, Limited Partnership (“Trian”), which provided investment banking and management services for entities controlled by Mr. Peltz and Mr. May. From 1983 until December 1988, he was President and Chief Operating Officer and a director of Triangle Industries, Inc. (“Triangle”), which, through wholly-owned subsidiaries, was, at that time, a manufacturer of packaging products, copper electrical wire and cable and steel conduit and currency and coin handling products. Mr. May has also served as a director of Encore Capital Group, Inc. (formerly MCM Capital Group, Inc.) since February 1998.

Scott A. Roberts has been the President of Deerfield since 2000. Before joining Deerfield, Mr. Roberts was Chief Investment Officer at Liberty Hampshire and several Zurich Insurance Company subsidiaries including Scudder Kemper Investments, Zurich Investment Management, and Centre Re from 1996 to 2000. Prior to Zurich, Mr. Roberts was the Director of Fixed Income for Loomis Sayles from 1991 to 1992, and before that, Mr. Roberts was a Senior Vice President and Portfolio Manager for Putnam Investments from 1987 to 1991. Mr. Roberts has served on the Board of Directors of several of the firms with which he has worked, including Centre Cat, Centre Investment Services, Zurich Investment Management, and Liberty Hampshire. Mr. Roberts received an MBA in Finance and Investments from the Applied Security Analyses Program at the University of Wisconsin at Madison, and a BS in Accounting and Finance from Marquette University. Mr. Roberts is a member of the Association of Investment Management and Research, the Chicago Society of Security Analysts, and the Board of The Applied Security Analysis Program at the University of Wisconsin.

Investment Advisory and Management Agreement

Management Services

      TDM will serve as our investment manager. TDM is a newly formed investment manager that will be registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment manager will manage the day-to-day operations of, and provide investment advisory and management services to, Triarc Deerfield Investment. Under the terms of an investment advisory and management agreement, TDM will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

TDM's services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

About Triarc and Deerfield

      Triarc is a New York Stock Exchange listed holding company. Triarc and its professional team, led by Nelson Peltz and Peter May, have extensive experience in building, nurturing and operating middle-market companies and creating stockholder value. Under their stewardship, middle-market companies such as Snapple Beverage Corp., Triangle Industries, Inc. (through its acquisition of National Can Corporation and American

Can Company and the formation of American National Can Company, one of the world's largest packaging companies at the time), Encore Capital Group, Inc. and National Propane Partners, L.P., among others, have become (or have regained their position as) industry leaders through the implementation of new strategic approaches, the facilitation or provision of investment capital and the cultivation of new management teams. Through its subsidiaries, Triarc is also the franchisor of the Arby's restaurant system, the tenth largest quick service restaurant chain in the United States, and the owner of approximately 235 Arby's restaurants located in the United States.

      Deerfield is a leading alternative asset manager offering a diverse range of fixed income strategies, primarily to institutional investors. Deerfield managed more than $8.1 billion in assets as of July 1, 2004, including approximately $7.2 billion in collateralized debt obligations, approximately $700 million in fixed income arbitrage hedge funds and approximately $250 million in separately managed accounts. Of the more than $8.1 billion in assets under management, more than $2.2 billion is invested in senior secured and unsecured, non-investment grade loans. Deerfield's investment team has significant experience investing in middle-market companies across a broad range of industries, and has established extensive risk management procedures for monitoring its portfolios.

      On June 26, 2004, Triarc entered into a definitive agreement to acquire a majority interest in Deerfield's parent company, representing as of the date thereof approximately 64% of the outstanding membership interests and in excess of 90% of the outstanding voting power, for a cash purchase price of approximately $86.5 million, subject to adjustment as provided in the definitive purchase agreement. The remainder of the economic and voting interests in Deerfield will be retained or owned by senior management of Deerfield. Additionally, upon consummation of the acquisition, Deerfield's senior management, including its Chairman and Chief Executive Officer, Gregory Sachs, its President, Scott Roberts, and its Chief Investment Officer, Jonathan Trutter, will remain in their current roles, and Deerfield's portfolio management teams will remain intact. In connection with the acquisition, Triarc has also committed to invest $100 million to seed a new multi-strategy hedge fund to be managed by Deerfield. There can be no assurance that the acquisition will be completed.

      In addition to managing our investments, investment professionals of Deerfield also manage the following other investment entities:

Fund Name	Inception	Investment Type	Assets Under Management (dollars in millions)(1)
Castle Harbor CLO	April 2000	Bank Loan CLO	309
Sequils-Cumberland I Ltd.	October 2000	Bank Loan CLO	518
Rosemont CLO Ltd.	January 2002	Bank Loan CLO	318
Bryn Mawr CLO Ltd.	August 2002	Bank Loan CLO	292
Forest Creek CLO Ltd.	May 2003	Bank Loan CLO	325
Long Grove CLO Ltd.	June 2004	Bank Loan CLO	401
Valeo Investment Grade CDO Ltd.	January 2001	Investment Grade CDO	459
Valeo Investment Grade CDO II Ltd.	May 2001	Investment Grade CDO	470
Valeo Investment Grade CDO III Ltd.	December 2001	Investment Grade CDO	491
Port Royal Synthetic CDO Ltd.	December 2001	Investment Grade CDO	997
Palmetto Synthetic CDO Ltd.	July 2002	Investment Grade CDO	998
Mid Ocean CBO 2000-I	January 2001	Asset Backed CBO	287

Fund Name	Inception	Investment Type	Assets Under Management (dollars in millions)(1)
Mid Ocean CBO 2000-II	October 2001	Asset Backed CBO	293
Oceanview CBO I Ltd.	June 2002	Asset Backed CBO	397
NorthLake CBO I Ltd.	February 2003	Asset Backed CBO	297
Knollwood CBO Ltd.	March 2004	Asset Backed CBO	300
Deerfield Synthetic Options Fund, Ltd.	October 1993	Fixed Income Arbitrage	153
DRV Class A	March 2001	Government and Fixed Income Arbitrage	118
DRV Sunrise Fund I, Ltd.	September 2001	Government and Fixed Income Arbitrage	240
Fund A	March 2001	Government and Fixed Income Arbitrage	3,113
LEAP-Ltd.	January 2000	Government and Fixed Income Arbitrage	33,815
Sphinx Fund	September 2002	Fixed Income Arbitrage	39
Separately Managed Accounts	—	—	246

(1) As of July 1, 2004.

      The following table presents the default rate on the bank loans held by the collateralized loan obligation vehicles managed by Deerfield for the period April 2000 (when Deerfield began managing these assets) through March 2004. Deerfield defines a default as an unapproved missed interest or principal payment. Past default rates may not be indicative of future default rates.

	2000	2001	2002	2003	2004(1)
Default rate	0.3%	0.6%	1.2%	0.6%	—

(1)	There were no defaults with respect to any bank loans held by the collateralized loan obligation vehicles managed by Deerfield in the three months ended March 11, 2004.

Management Fee

      Pursuant to the investment advisory and management agreement, we will pay TDM a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

      The base management fee will be calculated at an annual rate of 2.00% of our gross assets, which are our total assets, without reduction for any liabilities and would include assets acquired with borrowed funds, if any. In recognition of the fact that we expect our investment income to be lower in the first year of operations than it will be thereafter, our investment manager has agreed to waive a portion of the management fee payable to it such that (i) from the closing of this offering through December 31, 2004 the base management fee will be 0.5% per annum of our gross assets, (ii) for the period from January 1, 2005 through March 31, 2005 the base management fee will be 1.00% per annum of our gross assets, (iii) for the period from April 1, 2005 through June 30, 2005 the base management fee will be 1.50% per annum of our gross assets and (iv) from and after July 1, 2005 the base management fee will be 2.00% per annum of our gross assets. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets as determined from the purchase price of our assets. Subsequently, the base management fee will be based upon the average of the aggregate value of our gross assets determined as of the last day of each of the two most recently completed calendar quarters. We will then adjust this amount appropriately to reflect any share issuances or repurchases during the immediately preceding calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

      The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any fees or expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash and may never receive in cash. For example, if a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. TDM will not be required to reimburse us for any such portion of the incentive if the income is never received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We will pay TDM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the 1.75% (7% annualized) hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our investment manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter (and a portion of the 20% incentive fee when our pre-incentive fee net investment income is between 1.75% and 2.1875% in any calendar quarter); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

      These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

      The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of the following amounts: (1) our realized capital gains for the calendar year, if any, (2) minus all realized capital losses for such year and (3) minus any increase in unrealized capital depreciation (reduced by any appreciation, up to our original cost, in depreciated assets) at the end of such year from the prior year. The incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from our original cost for the period ending December 31, 2004.

      Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses. In addition, because the hurdle rate is fixed, if interest rates rise it could be easier for our pre-incentive fee net investment income to surpass the hurdle rate and for the investment manager to receive its incentive fee on net investment income, which could result in higher overall fees for the investment manager.

      The “catch-up provision” provides an incentive to the investment manager to accelerate or defer interest payable by portfolio companies from one calendar quarter to another. Although the investment manager does not intend to cause interest payments to be accelerated or deferred, any such acceleration or deferral of interest payments could result in greater fluctuations in the timing and amounts of dividends paid to shareholders.

      Realized capital gains on a security will be calculated as the excess of the net sales price over the lesser of (a) the most recent quarterly valuation of the security in our portfolio or (b) our original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net sales price is less than the lesser of (1) the most recent quarterly valuation of the security in our portfolio or (2) our original cost for the security. In determining the change in unrealized capital depreciation at the end of a year, any depreciation during that year in the value of any asset below our original cost will reduce the amount on which our 20% fee is calculated, but any such depreciation may be offset by increases in that year in the value of another previously depreciated asset up to our original cost of that asset. Appreciation in a previously depreciated asset will not be used in the incentive fee calculation other than as an offset to depreciation in another asset (i.e., appreciation in excess of depreciation will not be taken into account).

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:*

Alternative 1

Assumptions:

      Investment income (including interest, dividends, fees, etc.) = 1.25%

      Hurdle rate1 = 1.75%

      Management fee2 = 0.50%

      Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%

      Pre-incentive fee net investment income
          (investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions:

      Investment income (including interest, dividends, fees, etc.) = 2.70%

      Hurdle rate1 = 1.75%

      Management fee2 = 0.50%

      Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%

      Pre-incentive fee net investment income
          (investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”4

                    = 2.00% – 1.75%

                    = 0.25%

                    = 100% x 0.25%

                    = 0.25%

Alternative 3

Assumptions:

      Investment income (including interest, dividends, fees, etc.) = 3.00%

      Hurdle rate1 = 1.75%

      Management fee2 = 0.50%

      Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%

      Pre-incentive fee net investment income
          (investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”4

Incentive fee = 100% x “catch-up” + (20% x (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

              = 0.4375%

Incentive fee = (100% x 0.4375%) + (20% x (2.3% – 2.1875%))

                    = 0.4375% + (20% x 0.1125%)

                    = 0.4375% + 0.0225%

                    = 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment manager with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:*

Summary

      The hypothetical amounts of realized capital gains, realized capital losses and the change in unrealized capital depreciation in the following example are shown as percentages of total net asset value. Realized capital gains on a security will be calculated as the excess of the net sales price over the lesser of (a) the most recent quarterly valuation of the security in our portfolio or (b) our original cost for the security. Realized capital losses on a security will be calculated as the amount by which the net sales price is less than the lesser of (1) the most recent quarterly valuation of the security in our portfolio or (2) our original cost for the security. In determining the change in unrealized capital depreciation at the end of a year, any depreciation during that year in the value of any asset below our original cost will reduce the amount on which the 20% fee is calculated, but any such depreciation may be offset by increases in that year in the value of another previously depreciated asset up to our original cost of that asset. Appreciation in a previously depreciated asset will not be used in the incentive fee calculation other than as an offset to depreciation in another asset (i.e., appreciation in excess of depreciation will not be taken into account).

Assumptions and Descriptions:

Year-end 1	–	no realized capital gains, 1% realized capital losses and 2% unrealized capital depreciation
Year-end 2	–	6% realized capital gains, 1% realized capital losses and 1% increase in unrealized capital depreciation from prior year end
Year-end 3	–	5% realized capital gains, 0% realized capital losses, 1% increase in unrealized capital depreciation from prior year end, and 2%
appreciation in previously depreciated assets (i.e., certain previously depreciated assets appreciated (but not above our original cost) in
Year 3)

      Capital gains portion of incentive fee = 20% x (realized capital gains for year – (realized capital losses + increase (reduced by decreases) in unrealized capital depreciation at year end))

      Year 1 capital gains portion of incentive fee = 20% x (0% – (1% + 2%))

                                                                         = 20% x (–3%)

                                                                         = –0.6%

                                                                         = no incentive fee

      Year 2 capital gains portion of incentive fee = 20% x (6% – (1% + 1%))

                                                                         = 20% x 4%

                                                                         = 0.8%

      Year 3 capital gains portion of incentive fee = 20% x (5% – (0% + (1%–1%))

                                                                         = 20% x 5%

                                                                         = 1.0%

Payment of our Expenses

      All investment professionals of the investment manager and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by TDM. TDM will pay the sales load as well as our expenses incurred in connection with this offering and our organizational expenses. We will bear all other costs and expenses of our operations and transactions, including those relating to: any offering of our common stock or any other securities, other than the securities issued pursuant to this offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by TDM or us payable to third parties, including agents, consultants or other advisors, related to or associated with our financial and legal affairs and the evaluating, making and monitoring of our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any; investment advisory and management fees; administrative fees payable under the administration agreement; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs and proxy solicitation fees; our allocable portion of a fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs, printing, mailing, telephone, copying, secretarial and other staff costs; and all other expenses incurred by us or the adminstrators in connection with administering our business such as our allocable portion of overhead under the administration agreement. See “—Administration Agreement.”

Duration and Termination

      The investment advisory and management agreement was approved by our board of directors on [            ], 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon TDM's key personnel for our future success and upon their access to Triarc and Deerfield management.”

Indemnification

      The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TDM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Triarc Deerfield Investment for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of TDM's services under the investment advisory and management agreement or otherwise as an investment manager of Triarc Deerfield Investment.

Organization of the Investment Manager

      TDM is a newly formed Delaware limited liability company that is registered as an investment adviser under the Advisers Act. Until the completion of the acquisition, TDM will operate as a joint venture between Triarc and Deerfield. If the acquisition is not completed, TDM will continue to operate as a joint venture. The principal executive offices of TDM are located at 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631. TDM also has offices at 280 Park Avenue, New York, NY 10017.

Board Approval of the Investment Advisory and Management Agreement

      Our board of directors determined at a meeting held on [            ], 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things:                   .

      Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Administration Agreement

      Pursuant to the administration agreement, the administrators will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The administrators also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the administrators will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. The administrators will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the administration agreement will be equal to the administrators' costs and expenses in performing their obligations under the administration agreement, including costs and expenses incurred by the administrators in connection with providing on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance, occupancy costs, the allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, technology and communications systems and costs, insurance and other operating costs. The administration agreement may be terminated by any party without penalty upon 60 days' written notice to the other parties; provided that for as long as TDM operates as a joint venture between Triarc and Deerfield, neither administrator may terminate the agreement without the consent of the other administrator.

Indemnification

      The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the administrators and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as an administrator for us.

License Agreements

      We expect to enter into license agreements with Triarc and Deerfield pursuant to which Triarc and Deerfield will grant us limited, non-exclusive, royalty-free license to use the names “Triarc” and “Deerfield,” respectively. Under these agreements, we expect to have a right to use the Triarc and Deerfield names, for so long as TDM or one of its affiliates remains our investment manager. Other than with respect to these limited licenses, we will have no legal right to the “Triarc” and “Deerfield” names. These license agreements will remain in effect for so long as the investment advisory and management agreement with our investment manager is in effect and will automatically terminate if the management agreement were to terminate for any reason, including upon its assignment.

CERTAIN RELATIONSHIPS

      We intend to enter into the investment advisory and management agreement with TDM and the administration agreement with the administrators. Our officers and directors, and the managers, officers and employees of TDM serve or may serve as officers, directors or principals of entities managed by our affiliates or entities that provide or will provide advisory services to other investment vehicles with investment objectives similar to ours or that operate in the same or related lines of business as we do. Accordingly, we may not be given the opportunity to participate in certain investments or entities made or managed by affiliates of TDM. However, TDM and its affiliates intend to allocate investment opportunities in a fair and equitable manner. See Risk Factors—Risks Relating to Our Business and Structure—There are significant potential conflicts of interest.

      We expect to enter into license agreements with Triarc and Deerfield, pursuant to which Triarc and Deerfield will grant us limited, non-exclusive, royalty-free licenses to use the names “Triarc” and “Deerfield,” respectively. In addition, pursuant to the terms of the administration agreement, the administrators provide us with office facilities and administrative services.

      To the extent provided by the 1940 Act, we will not invest in any private company in which Triarc, Deerfield or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. However, we may seek exemptive relief from the SEC to engage in such transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

      Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of Common Stock Outstanding
		Immediately Prior to this Offering		Immediately After this Offering(1)
Name and Address	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage

TDM	Record and beneficial	100	100%	100	*	%
All officers and directors as a group (11 persons)(2)	Record and beneficial	—	—			%

*	Less than one percent.
(1)	Assumes issuance of 25,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.
(2)	The address for all officers and directors is c/o Triarc Deerfield Investment Corporation, 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631.

      The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Triarc Deerfield Investment
Independent Directors
Michael A. Berman	None
Robert E. Fischer	None
Robert B. Machinist	None
Peter Rothschild	None

Interested Directors
Nelson Peltz	None
Edward P. Garden	None
Gregory H. Sachs	None

DETERMINATION OF NET ASSET VALUE

      The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

      In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

      With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	TDM will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses;

•	an independent valuation firm may be engaged by our board of directors to review these preliminary valuations;

•	the audit committee of our board of directors will review the valuations; and

•	the board of directors will discuss the valuation of the various investments and advise TDM on its determination regarding fair value.

      The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

      Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

      We expect to adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out' of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

      No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator at least three (3) days prior to the dividend declaration date, otherwise such election will be effective only with respect to any subsequent dividends. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

      Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

      We may use primarily newly issued shares to implement the plan or we may purchase shares in the open market in connection with our implementation of the plan. The number of shares to be purchased by a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

      There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

      Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. See “Material U.S. Federal Income Tax Considerations.” A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

      Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at 1-888-888-0312.

      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. It does not discuss all of the tax consequences that may be relevant to an investor in light of such investor's particular circumstances or to investors subject to special rules, such as certain financial institutions, tax-exempt entities, real estate investment trusts, regulated investment companies, insurance companies, dealers in securities or foreign currencies and persons holding notes in connection with a hedging transaction, “straddle,” conversion transaction or other integrated transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”)). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering or any tax considerations discussed below or otherwise. Furthermore, the discussion does not include any description of any alternative minimum tax consequences, or estate and gift tax consequences, or the tax laws of any state, local or foreign government that may be applicable to an investment in our shares. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to United States federal income taxation regardless of its source; or

•	a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and (B) one or more United States persons have the authority to control all substantial decisions of the trust.

      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

      This discussion is not exhaustive and does not address all aspects of United States federal income taxation relevant to holders of common stock or to certain types of holders subject to special treatment under federal income tax laws. Accordingly, prospective investors should consult their tax advisors with regard to the application of United States federal tax laws to their particular situations, as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed as a RIC

      As a business development company, we intend to elect to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of the sum of our (a) “investment company taxable income” (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (b) net tax exempt interest (the excess of our gross tax exempt interest over certain disallowed deductions) (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute (or designate as a deemed distribution) in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). While we intend to distribute our income and capital gains in the manner necessary to satisfy the Excise Tax Avoidance Requirement, there can be no assurance that sufficient amounts of our taxable income and capital gains will be distributed to avoid imposition of the excise tax.

      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
(1)	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
(2)	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

      Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (v) adversely alter the characterization of certain complex financial transactions.

      In addition, we may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

      If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be taken into account for purposes of the Annual Distribution Requirement and Excise Tax Avoidance Requirement.

      Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pay such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise

Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      Except as described below under “—Failure to Qualify As A RIC,” the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

      Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations (and properly so designated by us), such distributions generally will be eligible for a maximum tax rate of 15%. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income dividends (but not capital gain distributions) to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

      In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate or dividends-received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

      Under the dividend reinvestment plan, a U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

      Although we currently intend to distribute any realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) at least annually, we may in the future decide to retain some or all of such capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for federal income tax. A U.S. stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

      If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

      A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

      In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income (including the portion, if any, taxable as dividends eligible for the 15% maximum rate) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation. Because of the anticipated nature of our investments, we expect that dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided, that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

      Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

      Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, or, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (1) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder or, if an income tax treaty applies, are attributable to a permanent establishment in the United States, or (2) the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

      If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

      Under the dividend reinvestment plan, a Non-U.S. stockholder can have all cash distributions automatically reinvested in additional shares of our common stock. If the distribution is a distribution of our “investment company taxable income” and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business or, if an income tax treaty applies, attributable to a permanent establishment in the United States, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

      Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Qualify as a RIC

      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income (in the case of non-corporate U.S. stockholder, generally eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

Tax Shelter Reporting Guidelines

      Under recently promulgated Treasury Regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current IRS guidance, stockholders of a RIC are not so excepted. The fact that a loss is reportable under these regulations does not necessarily affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

DESCRIPTION OF OUR CAPITAL STOCK

      The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws, as they will be amended and restated prior to completion of this offering. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

      Upon completion of this offering, our authorized capital stock will consist of 100,000,000 shares of stock, par value $0.001 per share, all of which will initially be classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. Our common stock has been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the trading symbol “TDX.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

      Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

      All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

      Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We have no present intention to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      Our charter also authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of us and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of us and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in any such capacity unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

      The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

      Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms and when their successors are duly elected and qualify, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

      Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

      Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than [ ] nor more than [ ]. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Our charter provides that, a director may be removed by stockholders only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

      Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

      Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided, that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

      Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast by stockholders on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds percent of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

      Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

      Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

      The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

      A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

      If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

      The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

      Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

      Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

      A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

      After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must he recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

      These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

      The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and TDM, Triarc, Deerfield & Co. LLC, Deerfield or any of their affiliates is exempted from the provisions of the Business Combination Act. However, our board of directors may repeal or modify this resolution, in which case the provisions of the Maryland Business Combination Act will be applicable to business combinations between our company and TDM, Triarc, Deerfield & Co. LLC, Deerfield or any of their respective affiliates.

Conflict with 1940 Act

      Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act applicable to us, the applicable provision of the 1940 Act will control.

REGULATION

      We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment managers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

      We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act.

Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. Except as required by the 1940 Act, none of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering where the issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	it does not have any class of securities with respect to which a member of a national securities exchange, broker or dealer may extend or maintain credit to or for a customer pursuant to rules or regulations adopted by the Federal Reserve Board under Section 7 of the Exchange Act (the “no margin securities test”);
•	is controlled by us or a group of companies including us and we have an affiliated person who is a director of the eligible portfolio company; or
•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

      A bank loan with respect to which an eligible portfolio company is the borrower is a qualifying asset, whether we acquire the loan from the originating bank or another third party. Our policy of investing at least 70% of our assets in the types of qualifying assets described above is not fundamental and may be changed, with the approval of our board, if the laws or regulations to which we are subject, or their interpretation, change. We may not, however, change the nature of our business so as to cease to be a business development company unless authorized to do so by a majority of our outstanding voting securities.

      We will invest primarily in private companies that may have outstanding privately-placed debt securities (in addition to the securities that we acquire) and we intend to treat such investments as qualifying assets. We believe that these companies will satisfy the no margin securities test. We note that Regulation T, the Federal Reserve Board regulation governing the extension of credit by brokers and dealers, identifies securities that are margin securities. When the provisions of the 1940 Act relating to business development companies were enacted in 1980, margin securities were limited to (i) securities that were listed on a national securities exchange; (ii) equity securities that were traded over the counter and listed on the Federal Reserve Board's “OTC margin stock” list; and (iii) limited categories of non-listed debt securities that were issued in public offerings by public companies. Under this standard, a private company (that is, a company that had not publicly offered any securities and did not file periodic reports under the Exchange Act) that had outstanding privately-placed debt securities would have been an eligible portfolio company under the no margin securities test.

      In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any “non-equity security.” Non-equity securities include debt securities. If applied literally, this change would mean that any company that has issued any debt securities would not be an eligible portfolio company under the no margin securities test and we would be unable to pursue our strategy of investing in primarily mezzanine investments.

      We do not believe that this result was intended by the Federal Reserve Board when it amended Regulation T in 1998 or contemplated by Congress when it enacted the provisions of the 1940 Act relating to business development companies and we do not believe that the no margin securities test should be interpreted as causing a private company that had outstanding debt securities to fail the no margin securities test, notwithstanding the literal language of the 1940 Act and Regulation T. See, “Risk Factors—Risks relating to our Business and Structure—if our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.”

      Legislation currently pending in Congress, H.R. 3170 (the Increased Capital Access for Growing Business Act), would, if enacted, alter the criteria used to determine if securities can be treated as qualifying assets. The new criteria, if enacted, would allow securities to be treated as qualifying assets if (i) the issuer of the securities does not have any class of equity securities listed for trading on a national securities exchange or traded through the facilities of a national securities association or (ii) the aggregate value of the issuer's outstanding publicly traded equity securities is not more than $250,000,000. The enactment of this legislation would confirm that private companies with outstanding debt securities, as well as other types of companies, are eligible portfolio companies.

      We have received no assurance from the SEC or its staff as to whether or not they agree with our interpretation that privately-issued debt securities of private companies are qualifying assets. For further information concerning the risks that the applicability that the no margin securities test presents to our business, see “Risk Factors—Risks relating to our Business and Structure—if our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.”

      For a discussion of risks relating to possible changes in, or changes in interpretation of, laws or regulations to which we are subject, including H.R. 2170, see “Risk Factors—Risk relating to our Business and Structure—Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.”

Significant Managerial Assistance

      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided, that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment manager will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

      We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

      We and TDM will each adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

      SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Triarc Deerfield Investment will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Triarc Deerfield Investment does have voting rights, it will delegate the exercise of such rights to TDM. TDM's proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment manager will consult with each other and management of Triarc and Deerfield, taking into account the interests of Triarc Deerfield Investment and its investors as well as any potential conflicts of interest. Our investment manager will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment manager may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Triarc Deerfield Investment or, in extreme cases, by abstaining from voting. While our investment manager may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment manager will not delegate its voting authority to any third party.

An officer of TDM will keep a written record of how all such proxies are voted. Our investment manager will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment manager may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

      Our investment manager's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment manager will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Triarc Deerfield Investment. In reviewing proxy issues, our investment manager generally will use the following guidelines:

Elections of Directors. In general, our investment manager will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment manager determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment manager may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors. We believe that a portfolio company remains in the best position to choose its independent auditors and our investment manager will generally support management's recommendation in this regard.

Changes in Capital Structure. Changes in a portfolio company's charter or by-laws may be required by state or federal regulation. In general, our investment manager will cast our votes in accordance with the management on such proposals. However, our investment manager will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions. We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment manager will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment manager will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance. We recognize the importance of good corporate governance. Accordingly, our investment manager will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures. Our investment manager will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

Stock Splits. Our investment manager will generally vote with management on stock split matters.

Limited Liability of Directors. Our investment manager will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility. Our investment manager will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment manager may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Privacy Principles

      We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

      We restrict access to non-public personal information about our stockholders to employees of our investment manager and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

      We will be periodically examined by the SEC for compliance with the applicable provisions of the 1940 Act.

      We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Triarc Deerfield Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

      We and TDM will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. White to be our chief compliance officer. He will be responsible for administering these policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and Corporate Governance Regulations

      The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. Our policies and procedures will be implemented with a view toward compliance with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, the New York Stock Exchange has adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

      Upon completion of this offering, 25,000,100 shares of our common stock will be outstanding, assuming no exercise of the underwriters' over-allotment option. Of these shares, 25,000,000 shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, except shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

      Our securities are held under a custody agreement by [                                ]. The address of the custodian is: [                                        ]. American Stock Transfer & Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Because we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies to be established by our board of directors, our investment manager will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment manager does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. Although the investment manager generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment manager may select a broker based partly upon brokerage or research services provided to our investment manager, us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment manager determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

      Subject to the terms and conditions of the underwriting agreement, the underwriters named below, through their representatives Deutsche Bank Securities Inc. and Banc of America Securities LLC have severally agreed to purchase from us the following respective number of shares of common stock at a public offering price set forth on the cover page of this prospectus:

Underwriters	Number of Shares
Deutsche Bank Securities Inc.
Banc of America Securities LLC

Total	25,000,000

      The underwriting agreement provides that the obligations of the several underwriters to purchase the shares of common stock offered hereby are subject to certain conditions precedent and that the underwriters will purchase all of the shares of common stock offered by this prospectus, other than those covered by the over-allotment option described below, if any of these shares are purchased.

      We have been advised by the representatives of the underwriters that the underwriters propose to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus and to dealers at a price that represents a concession not in excess of $            per share under the public offering price. The underwriters may allow, and these dealers may re-allow, a concession of not more than $            per share to other brokers or dealers. After the initial public offering, the representatives of the underwriters may change the offering price and the other selling terms. Sales of shares made outside of the United States may be made by affiliates of the underwriters.

      We have granted to the underwriters an option, excersiable not later than 30 days after the date of this prospectus, to purchase up to 3,750,000 additional shares of our common stock at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus. The underwriters may exercise this option only to cover over-allotments made in connection with the sale of the common stock offered by this prospectus. To the extent that the underwriters exercise this option, each of the underwriters will become obligated, subject to conditions, to purchase approximately the same percentage of these additional shares of common stock as the number of shares of common stock to be purchased by it in the above table bears to the total number of shares of common stock offered by this prospectus. We will be obligated, pursuant to the option, to sell these additional shares of common stock to the underwriters to the extent the option is exercised. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

      We will not pay a sales load in connection with this offering. Instead, TDM has agreed to pay a one-time fee to the underwriters upon the closing of the offering equal to 4.75% of the offering price, or $0.95 per share ($23,750,000, based on an offering of 25,000,000 shares, or $27,312,500, if the over-allotment option is exercised in full), as underwriting compensation.

      We will not pay expenses in connection with this offering. Instead, TDM has agreed to pay the expenses incurred by us in connection with this offering (which we estimate to be approximately $1,670,125) as well as our organizational expenses.

      We have agreed to indemnify the underwriters against some specified types of liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

      Each of our officers and directors, TDM and the partners and officers of TDM have agreed not to offer, sell, contract to sell or otherwise dispose of, or enter into any transaction that is designed to, or could be expected to, result in the disposition of any shares of our common stock or other securities convertible into or exchangeable or exercisable for shares of our common stock or derivatives of our common stock owned by these persons prior to this offering or common stock issuable upon exercise of options or warrants held by these persons for a period of 180 days after the effective date of the registration statement of which this prospectus is a part without the prior written consent of Deutsche Bank Securities Inc. This consent may be given at any time without public notice. Transfers or dispositions can be made during the lock-up period in the case of gifts or for estate planning purposes where the donee signs a lock-up agreement. We have entered into a similar agreement with the representatives of the underwriters. There are no agreements between the representatives and any of our affiliates releasing them from these lock-up agreements prior to the expiration of the 180-day period.

      Our common stock has been approved for listing on the New York Stock Exchange, subject to official notice of issuance. In order to meet the requirements for listing our common stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders and to meet certain other distribution criteria.

      The representatives of the underwriters have advised us that the underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

      In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, purchases to cover positions created by short sales and stabilizing transactions.

      Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. Covered short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares of common stock from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or by purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over allotment option.

      Naked short sales are sales made in excess of the over allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market prior to the completion of the offering.

      Stabilizing transactions consist of various bids for or purchases of our common stock made by the underwriters in the open market prior to the completion of the offering.

      The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representatives of the underwriters have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

      Purchases to cover a short position and stabilizing transactions may have the effect of preventing or slowing a decline in the market price of our common stock. Additionally, these purchases, along with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

      At our request, certain of the underwriters have reserved for sale at the initial public offering price up to [         ] shares of our common stock being sold in this offering for our directors, employees and certain other related parties to TDM. The number of shares of our common stock available for the sale to the general public will be reduced to the extent these reserved shares are purchased. Any reserved shares not purchased by these persons will be offered by the underwriters to the general public on the same basis as the other shares in this offering.

      A prospectus in electronic format is being made available on Internet web sites maintained by one or more of the lead underwriters of this offering and may be made available on web sites maintained by other underwriters. Other than the prospectus in electronic format, the information on any underwriter's web site and any information contained in any other web site maintained by an underwriter is not part of the prospectus or the registration statement of which the prospectus forms a part.

      Some of the underwriters or their affiliates have provided to us from time to time investment banking, commercial banking, financial advisory and other services to us in the past and may do so in the future. They receive customary fees and commissions for these services.

      No action has been taken in any jurisdiction by us or by any underwriter that would permit a public offering of shares of common stock or the possession, circulation or distribution of this prospectus or any other material relating to us or shares of common stock, in any jurisdiction where action for that purpose is required, other than in the United States. Accordingly, neither shares of common stock may be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with shares of common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction. Persons who receive this prospectus are advised by us and the underwriters to inform themselves about, and to observe any restrictions as to, the offering, shares of common stock and the distribution of this prospectus. With respect to offers and sales of shares of common stock in any of the jurisdictions listed below, we and the underwriters have agreed as follows.

      United Kingdom. Each underwriter has represented and agreed that (i) it has not offered or sold and, prior to the expiry of a period of six months from the closing date of this offering, will not offer or sell any shares of common stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses, or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the “FSMA”) with respect to anything done by it in relation to any shares of common stock in, from or otherwise involving the United Kingdom; and (iii) it only has communicated or caused to be communicated and only will communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any shares of common stock in circumstances in which section 21(1) of the FSMA does not apply to us.

      France. Neither this prospectus nor any offering material relating to shares of common stock has been or will be submitted to the “Commission des Opérations de Bourse” for approval (“Visa”) in France; and (ii) it has not offered or sold and will not offer or sell any shares of common stock or distribute or cause to be distributed any copies of this prospectus or any offering material relating to shares of common stock, directly or indirectly, in France, except to qualified investors (“investisseurs qualifiés”) and/or a restricted group of investors (“cercle restreint d'investisseurs”), in each case acting for their account, all as defined in, and in accordance with, Article L. 411-1 and L. 411-2 of the Monetary and Financial Code and “Décret” no. 98-880 dated October 1, 1998.

      Germany. This prospectus is not a Securities Selling Prospectus (Verkaufsprospekt) within the meaning of the German Securities Prospectus Act (Verkaufsprospektgesetz) of

September 9, 1998, as amended, and has not been filed with and approved by the German Federal Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht) or any other German governmental authority; and (ii) it has not offered or sold and will not offer or sell any shares of common stock or distribute copies of this prospectus or any document relating to shares of common stock, directly or indirectly, in Germany except to persons falling within the scope of paragraph 2 numbers 1, 2 and 3 of the German Securities Prospectus Act and by doing so has not taken, and will not take, any steps which would constitute a public offering of shares of common stock in Germany.

      Italy. The offering of shares of common stock has not been registered with the Commissione Nazionale per le Società e la Borsa, or “CONSOB,” in accordance with Italian securities legislation. Accordingly, each international underwriter has represented and agreed that shares of common stock may not be offered, sold or delivered, and copies of this prospectus or any other document relating to shares of common stock may not be distributed, in Italy except to Professional Investors, as defined in Art. 31.2 of CONSOB Regulation no. 11522 of 1st July, 1998, as amended, pursuant to Art. 30.2 and Art. 100 of Legislative Decree no. 58 of 24th February, 1998 (or the Finance Law) or in any other circumstance where an express exemption to comply with the solicitation restrictions provided by the Finance Law or CONSOB Regulation no. 11971 of 14th May, 1999, as amended (or the Issuers Regulation) applies, including those provided for under Art. 100 of the Finance Law and Art. 33 of the Issuers Regulation, and provided, however, that any such offer, sale, or delivery of shares of common stock or distribution of copies of this prospectus or any other document relating to shares of common stock in Italy must (i) be made in accordance with all applicable Italian laws and regulations, (ii) be made in compliance with Article 129 of Legislative Decree no. 385 of 1st September 1993, as amended (the “Banking Law 164 Consolidated Act”) and the implementing guidelines of the Bank of Italy (Istruzioni di Vigilanza per le banche) pursuant to which the issue, trading or placement of securities in the Republic of Italy is subject to prior notification to the Bank of Italy, unless an exemption applies depending, inter alia, on the amount of the issue and the characteristics of the securities, (iii) be conducted in accordance with any relevant limitations or procedural requirements the Bank of Italy or CONSOB may impose upon the offer or sale of the securities, and (iv) be made only by (a) banks, investment firms or financial companies enrolled in the special register provided for in Article 107 of the Banking Law Consolidated Act, to the extent duly authorized to engage in the placement and/or underwriting of financial instruments in Italy in accordance with the Financial Laws Consolidated Act and the relevant implementing regulations; or by (b) foreign banks or financial institutions (the controlling shareholding of which is owned by one or more banks located in the same EU Member State) authorized to place and distribute securities in the Republic of Italy pursuant to Articles 15, 16 and 18 of the Banking Law Consolidated Act, in each case acting in compliance with every applicable law and regulation.

      The Netherlands. Each underwriter has represented and agreed that it has not offered, distributed, sold, transferred or delivered, and will not offer, distribute, sell, transfer or deliver, any shares of common stock, directly or indirectly, in the Netherlands, as part of their initial distribution or at any time thereafter, to any person other than our employees or employees of our subsidiaries, individuals who or legal entities which trade or invest in securities in the conduct of their profession or business within the meaning of article 2 of the Exemption Regulation issued under the Securities Transactions Supervision Act 1995 (“Vrijstellingsregeling Wet toezicht effectenverkeer 1995”), which includes banks, brokers, pension funds, insurance companies, securities institutions, investment institutions and other institutional investors, including, among others, treasuries of large enterprises, who or which regularly trade or invest in securities in a professional capacity.

      Denmark. This prospectus has not been filed with or approved by the Danish Securities Council or any other regulatory authority in the Kingdom of Denmark. The securities have not been offered or sold and may not be offered, sold or delivered directly or indirectly in Denmark, unless in compliance with Chapter 12 of the Danish Act on Trading in Securities and the Danish Executive Order No. 166 of 13 March 2003 on the First Public Offer of Certain Securities issued pursuant hereto as amended from time to time.

      Norway. This prospectus has not been approved by or registered with the Oslo Stock Exchange under Chapter 5 of the Norwegian Securities Trading Act 1997. Accordingly, each underwriter, international underwriter has represented and agreed that it has not offered or sold, and will not offer or sell, any shares of common stock to any persons in Norway in any way that would constitute an offer to the public other than to persons who invest in securities as part of their professional activity and who are registered with the Oslo Stock Exchange in this capacity, or otherwise only in circumstances where an exemption from the duty to publish a prospectus under the Norwegian Securities Trading Act 1997 shall be applicable.

      Sweden. This prospectus has not been approved by or registered with the Swedish Financial Supervisory Authority (Finansinspekitonen). Accordingly, each U.S. underwriter has represented and agreed that it has not offered or sold, and will not offer or sell, any shares of common stock to persons in Sweden, except to a “closed circle” of not more than 200 pre-selected, non-substitutable investors, under the Swedish Financial Instruments Trading Act (“Lag (1991:980) om handel med finansiella instrument”).

      Belgium. Neither this prospectus nor any offering material relating to shares of common stock has been or will be submitted to the “Commission Bancaire et Financière/Commissie voor het Bank- en Financiewezen” for approval. Therefore, this prospectus will not constitute a prospectus under Belgium law. Accordingly, Each underwriter has represented and agreed that neither this prospectus nor any offering material relating to shares of common stock may be distributed or caused to be distributed, directly or indirectly, to the public in Belgium, except to “qualified investors,” as defined in article 3, 2° of the Royal Decree of July 1999 on the public character of financial transactions and acting for their own account, and a restricted group of potential investors (without the intervention of any intermediaries other than those permitted under Belgian law), defined as a group of less than 51 persons, or, without restrictions, if the consideration to be paid by each investor amounts to at least Euro 250,000.

      Ireland. Each underwriter has represented and agreed that (i) otherwise than in circumstances which are not deemed to be an offer to the public by virtue of the provisions of the Irish Companies Acts, 1963 to 2001, it has not offered or sold, and will not offer or sell, in Ireland, by means of any document, any shares of common stock, unless such offer or sale has been or is made to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent, and it has not issued, and will not issue, in Ireland any form of application for shares of common stock; and (ii) it has not made and will not make any offer of shares of common stock to the public in Ireland to which the European Communities (Transferable Securities and Stock Exchange) Regulations, 1992 of Ireland would apply, except in accordance with the provisions of those regulations; and (iii) it has complied, and will comply, with all applicable provisions of the Investment Intermediaries Act 1995 of Ireland, with respect to anything done by it in relation to the offer, sale or delivery of shares of common stock in or involving Ireland.

      Switzerland. Each underwriter has acknowledged that (i) it has not offered or sold, and will not offer or sell, shares of common stock to any investors in Switzerland other than on a non-public basis; (ii) this prospectus does not constitute a prospectus within the meaning of Article 652a and Art. 1156 of the Swiss Code of Obligations (Schweizerisches Obligationenrecht); and (iii) none of this offering, shares of common stock has been or will be approved by any Swiss regulatory authority.

      Luxembourg. Each underwriter has represented and agreed that shares of common stock are not being offered to the public in the Grand Duchy of Luxembourg and each of the underwriters represents, warrants and agrees that it will not offer shares of common stock or cause the offering of shares of common stock or contribute to the offering of shares of common stock to the public in Luxembourg, unless all the relevant legal and regulatory requirements have been complied with. In particular, this offer has not been and may not be announced to the public and offering material may not be made available to the public.

      Canada. The distribution of shares of common stock in Canada is being made only on a private placement basis exempt from the requirement that we prepare and file a prospectus with the securities regulatory authorities in each province or territory of Canada where sales of shares of common stock is made. Any resale of shares of common stock in Canada must be made under applicable provincial or territorial securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of shares of common stock. By purchasing shares of common stock in Canada and accepting a purchase confirmation, a purchaser is representing to us and the dealer from whom the purchase confirmation is received that the purchaser is entitled under applicable provincial or territorial securities laws to purchase shares of common stock without the benefit of a prospectus qualified under those securities laws and, where required by law, that the purchaser is purchasing as principal and not as agent.

LEGAL MATTERS

      Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Paul, Weiss, Rifkind, Wharton & Garrison LLP, New York, NY, and Venable LLP, Baltimore, MD. Paul, Weiss, Rifkind, Wharton & Garrison LLP also represents TDM and Triarc. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, New York, NY.

INDEPENDENT ACCOUNTANTS

      Deloitte & Touche LLP are the independent accountants of Triarc Deerfield Investment.

AVAILABLE INFORMATION

      We have filed with the SEC a registration statement on Form N-2, and will file the related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Triarc Deerfield Investment Corporation

25,000,000 Shares Common Stock

Deutsche Bank Securities Banc of America Securities LLC

Prospectus , 2004

PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      (1) Financial Statements

      The following statements of Triarc Deerfield Investment Corporation (the “Company” or the “Registrant”) are included in Part A of this registration statement:

      Statement of assets and liabilities, dated as of [           ], 2004

      (2) Exhibits

(a)(1)	Articles of Incorporation*
(a)(2)	Articles of Amendment and Restatement**
(b)(1)	Bylaws**
(c)	Not Applicable
(d)	Form of Stock Certificate**
(e)	Dividend Reinvestment Plan**
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement**
(h)	Form of Underwriting Agreement**
(i)	Not Applicable
(j)	Custodian Agreement**
(k)(1)	Administration Agreement**
(k)(2)	Transfer Agency and Service Agreement**
(k)(3)	License Agreements**
(l)	Opinion and Consent of special Maryland counsel for Registrant**
(m)	Not Applicable
(n)	Consent of independent auditors for Registrant**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics**

 * Previously filed.

** To be filed by amendment.

Item 25. Marketing Arrangements

      The information contained under the heading “Underwriting” on this registration statement is incorporated herein by reference.

Item 26. Other Expenses of Issuance and Distribution

Commission registration fee	$95,025
Listing Fee	154,600

NASD filing fee	30,500
Accounting fees and expenses	15,000

Legal fees and expenses	850,000

Printing and engraving	125,000

Miscellaneous fees and expenses	400,000

Total	$1,670,125	(1)

(1) These amounts are estimates.

All of the expenses set forth above will be paid by the Registrant's investment adviser, TDM Advisors LLC, and will not be borne by the Registrant.

Item 27. Persons Controlled by or Under Common Control

      Immediately prior to this offering, TDM Advisors LLC, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, TDM Advisors LLC's share ownership is expected to represent less than one percent of the common stock outstanding.

Item 28. Number of Holders of Securities

      The following table sets forth the approximate number of record holders of our common stock at July    , 2004.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 29. Indemnification

      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

      Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in any such capacity from and against any claim or liability to which that individual may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in any such capacity unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TDM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the adviser's services under the investment advisory and management agreement or otherwise as our investment manager.

      The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of their respective duties or by reason of the reckless disregard of its duties and obligations, Triarc, Deerfield or their affiliates who serve as our administrators and their respective officers, manager, agents, employees, controlling persons, members and any other affiliated person or entity are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the administrators' services under the administration agreement or otherwise as our administrators.

      The Underwriters' Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless us, our directors and officers, and any person who controls us within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally we or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this registration statement (or in the registration statement as amended by any post-effective amendment hereof by us) or in the prospectus contained in this registration statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this registration statement or such prospectus or necessary to make such information not misleading.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

      A description of any other business, profession, vocation or employment of a substantial nature in which the adviser, and each managing director, director or executive officer of the adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled “Management.” Additional information regarding the adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-63294), and is incorporated herein by reference.

Item 31. Location of Accounts and Records

      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the registrant, Triarc Deerfield Investment Corporation, 280 Park Avenue, New York, NY 10017 and 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631;
(2)	the transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007;
(3)	the custodian, [ ]; and
(4)	the adviser, TDM Advisors LLC, 8700 West Bryn Mawr Avenue, 12th Floor, Chicago, Illinois 60631, and 280 Park Avenue, New York, NY 10017.

Item 32. Management Services

      Not Applicable.

Item 33. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

      2. The Registrant undertakes that:

      (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

      (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 12th day of July, 2004.

TRIARC DEERFIELD INVESTMENT CORPORATION

By: /s/ GREGORY H. SACHS Name: Gregory H. Sachs Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on July 12th, 2004.

Signature	Title
/s/ GREGORY H. SACHS Gregory H. Sachs	President and Director (principal executive officer)

/s/ EDWARD P. GARDEN Edward P. Garden	Treasurer and Director (principal financial and accounting officer)

EXHIBITS

(a)(1)	Articles of Incorporation*
(a)(2)	Articles of Amendment and Restatement**
(b)(1)	Bylaws**
(c)	Not Applicable
(d)	Form of Stock Certificate**
(e)	Dividend Reinvestment Plan**
(f)	Not Applicable
(g)	Investment Advisory and Management Agreement**
(h)	Form of Underwriting Agreement**
(i)	Not Applicable
(j)	Custodian Agreement**
(k)(1)	Administration Agreement**
(k)(2)	Transfer Agency and Service Agreement**
(k)(3)	License Agreements**
(l)	Opinion and Consent of special Maryland counsel for Registrant**
(m)	Not Applicable
(n)	Consent of independent auditors for Registrant**
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics**

 * Previously filed.

** To be filed by amendment.